Exhibit 10.3

Security Amendment and Restatement

Agreement

dated as of December 9, 2024

by and between

Li-Cycle Europe AG Neuhofstrasse 8 (formerly 6) 6340 Baar Switzerland	(the Security Provider 1)

and

Li-Cycle Holdings Corp. 207 Queens Quay West, Suite 590 Toronto, Ontario M5J 1A7 Canada	(the Security Provider 2 and together with the Security Provider 1, the Security Providers)

and

the Senior Note Secured Parties (as defined below)

represented by

Glencore Canada Corporation

100 King Street West, Suite 6900

Toronto, ON, M5X 1E3

Canada

in its capacity as Collateral Agent under the 2024 Note Purchase Agreement (as defined herein), and (i) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the 2024 Secured Note (as defined below))) as well as in the name and on behalf of each of the other Senior Note Secured Parties (as defined below) as their direct representative (direkter Stellvertreter) in relation to the Existing Swiss Pledge Agreements (as defined below) and (ii) acting in its own name but on behalf and on account of the other Senior Note Secured Parties in relation to the Existing Swiss Security Assignment Agreement (as defined below)

(the Senior Note Collateral Agent)

and

the Senior Lien Secured Parties (as defined below)

represented by

Glencore Canada Corporation

100 King Street West, Suite 6900

Toronto, ON, M5X 1E3

Canada

in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement (as defined herein), and (i) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties (as defined below) as their direct representative (direkter Stellvertreter) in relation to this Agreement, (ii) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties as their direct representative (direkter Stellvertreter) in relation to the Amended and Restated Swiss Pledge Agreements (as defined below) and (iii) acting in its own name but on behalf and on account of the other Senior Lien Secured Parties in relation to the Amended and Restated Swiss Security Assignment Agreement (as defined below)

(the Collateral Agent)

regarding the amendment and restatement of the Existing Swiss Security Agreements (as defined below)

Whereas		5

1.	Definitions and References	6

1.1	Definitions	6
1.2	References	8
1.3	Clauses	8

2.	Designation	8

3.	Amendment and Restatement	8

4.	Conditions of Effectiveness	9

5.	Continuing Effect and Security Confirmation	10

6.	No Novation	11

7.	General Provisions	11

7.1	Amendments and Waivers	11
7.2	Severability	11

8.	Governing Law and Jurisdiction	12

8.1	Governing Law	12
8.2	Place of Jurisdiction	12

Annex 1 – Amended and Restated Swiss Share Pledge Agreement		16

Annex 2 – Amended and Restated Swiss Bank Account Pledge Agreement		20

Annex 3 – Amended and Restated Swiss Security Assignment Agreement		21

This security amendment and restatement agreement is made as of the date hereof, by and between:

(a)

Li-Cycle Europe AG, a corporation (Aktiengesellschaft) incorporated and organized under the laws of Switzerland, registered with the Commercial Register of the Canton of Zug under registration number CHE-276.781.098, with registered office at Neuhofstrasse 8 (formerly 6), 6340 Baar, Switzerland (the Security Provider 1);

(b)

Li-Cycle Holdings Corp., a corporation incorporated and organized under the laws of the Province of Ontario, with registered office at 207 Queens Quay West, Suite 590, Toronto, Ontario M5J 1A7, Canada (the Security Provider 2 and together with the Security Provider 1, the Security Providers);

(c)	the Senior Note Secured Parties, represented by:

Glencore Canada Corporation, a corporation incorporated and organized under the laws of the Province of Ontario, Canada, with registered office at 100 King Street West, Suite 6900, Toronto, ON, M5X 1E3, Canada, in its capacity as Collateral Agent under the 2024 Note Purchase Agreement, and (i) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the 2024 Secured Note)) as well as in the name and on behalf of each of the other Senior Note Secured Parties as their direct representative (direkter Stellvertreter) in relation to the Existing Swiss Pledge Agreements and (ii) acting in its own name but on behalf and on account of the other Senior Note Secured Parties in relation to the Existing Swiss Security Assignment Agreement; and

(d)

Glencore Canada Corporation, a corporation incorporated and organized under the laws of the Province of Ontario, Canada, with registered office at 100 King Street West, Suite 6900, Toronto, ON M5X 1E3, Canada, in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement, and (i) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties (as defined below) as their direct representative (direkter Stellvertreter) in relation to this Agreement, (ii) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties as their direct representative (direkter Stellvertreter) in relation to the Amended and Restated Swiss Pledge Agreements and (iii) acting in its own name but on behalf and on account of the other Senior Lien Secured Parties in relation to the Amended and Restated Swiss Security Assignment Agreement.

(Glencore Canada Corporation, the Collateral Agent and Senior Note Collateral Agent) (all together, the Parties, each a Party).

Whereas

A.

Security Provider 2 (also the Issuer) has entered into an amended and restated note purchase agreement with Glencore Ltd. and the Collateral Agent, dated as of March 25, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the 2024 Note Purchase Agreement), pursuant to which the Issuer has agreed to issue and sell to the Collateral Agent a senior secured convertible note in a principal amount of $75,000,000 maturing on the fifth anniversary of the date of issuance of such senior secured convertible note (the 2024 Secured Note).

B.

In order to satisfy certain conditions subsequent of the 2024 Note Purchase Agreement and in order to provide security for each of the Collateral Agent and the Secured Parties (as defined therein), the Security Providers granted certain security for the Obligations (as defined in the 2024 Secured Note) pursuant to the following Swiss law governed security agreements (collectively, the Existing Swiss Security Agreements):

1.

the share pledge agreement dated as of May 31, 2024, between Li-Cycle Holdings Corp. as Pledgor, Glencore Canada Corporation as Collateral Agent and the Secured Parties (as defined therein) as Pledgees, represented by the Collateral Agent as their direct representative (direkter Stellvertreter) regarding the pledge of all shares in Li-Cycle Europe AG (unless defined herein, each term as defined therein) (the Existing Swiss Share Pledge Agreement);

2.

the security assignment agreement dated as of May 31, 2024, between Li-Cycle Europe AG as Assignor and Glencore Canada Corporation as Collateral Agent regarding the assignment for security purposes of certain intercompany receivables (unless defined herein, each term as defined therein) (the Existing Swiss Security Assignment Agreement); and

3.

the bank account pledge agreement dated as of May 31, 2024, among Li-Cycle Europe AG as Pledgor, Glencore Canada Corporation as Collateral Agent and the Secured Parties (as defined therein) as Pledgees, represented by the Collateral Agent as their direct representative (direkter Stellvertrer) regarding the pledge of certain bank accounts (unless defined herein, each term as defined therein) (the Existing Swiss Bank Account Pledge Agreement).

C.

The Issuer has entered into a note purchase agreement with Glencore Ltd., originally dated as of May 5, 2022 (as amended and restated on March 25, 2024 and as further amended, restated, supplemented or otherwise modified from time to time, the Initial Note Purchase Agreement), pursuant to which the Issuer has agreed to issue and sell to the Collateral Agent a convertible note in a principal amount of $116,551,170.40 maturing on the fifth anniversary of December 9, 2024 (the 2022 Convertible Note).

D.

The obligations under the 2022 Convertible Note are intended to be secured by substantially the same collateral as the collateral that has been provided by the Security Providers for the 2024 Secured Note on the date hereof, and such new security is intended to rank pari passu to the security granted in respect of the 2024 Secured Note. In this context, a pari passu intercreditor agreement (the Pari Passu Intercreditor Agreement) has been entered into on or around the date hereof by and among, Glencore Canada Corporation in its capacities as (i) Senior Note Collateral Agent and (ii) Initial Additional Secured Party, each additional Collateral Agent and Authorized Representative from time to time party thereto, and acknowledged and agreed to by Security Provider 2 as Issuer and Security Provider 1 as Grantor and other subsidiaries of the Issuer as Grantors (unless otherwise defined herein, each term as defined therein).

E.

In order to achieve this purpose and satisfy relevant conditions of the 2022 Convertible Note, the Parties enter into this Agreement in order to amend and restate the Existing Swiss Security Agreements, so that such Existing Swiss Security Agreements also secures the 2022 Convertible Note, which shall rank pari passu with the existing security interest securing the 2024 Secured Note.

F.

The Parties also enter into this Agreement to confirm that despite the amendment and restatement of the Existing Swiss Security Agreements and the inclusion of the 2022 Convertible Note in the scope of the obligations secured under any of the Existing Swiss Security Agreements the security interest as originally agreed therein continues to be in full force and effect notwithstanding the coming into effect of the Amended and Restated Swiss Security Agreements (as defined below) and that the security interests created under the Existing Swiss Security Agreements shall continue to secure also all Secured Obligations (as defined in the Existing Swiss Security Agreements). In addition, the Parties consider that the security interests created by the Security Providers under the Existing Swiss Security Agreements secure the obligations of the 2022 Convertible Note.

G.

The Collateral Agent has been duly appointed under section 9 of the 2024 Note Purchase Agreement and section 2.09 of the Pari Passu Intercreditor Agreement to act as Collateral Agent and shall act (i) in the name and on behalf of the Senior Lien Secured Parties in the execution, delivery and performance of this Agreement as their direct representative (direkter Stellvertreter), (ii) in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties as their direct representative (direkter Stellvertreter) in relation to the Amended and Restated Swiss Pledge Agreements and (iii) in its own name but on behalf and on account of the other Senior Lien Secured Parties in relation to the Amended and Restated Swiss Security Assignment Agreement.

Now, therefore, the Parties agree as follows:

1.	Definitions and References

1.1	Definitions

Unless defined otherwise herein and except to the extent that the context requires otherwise, capitalized terms used in this Agreement shall have the meanings assigned to them in the Pari Passu Intercreditor Agreement or the relevant Existing Swiss Security Agreement.

2022 Convertible Note has the meaning set forth in Whereas Clause C.

2024 Note Purchase Agreement has the meaning set forth in Whereas Clause A.

2024 Secured Note has the meaning set forth in Whereas Clause A.

Agreement means this security amendment and restatement agreement and includes, for the avoidance of doubt, Annex 1 (Amended and Restated Swiss Share Pledge Agreement), Annex 2 (Amended and Restated Swiss Bank Account Pledge Agreement) and Annex 3 (Amended and Restated Swiss Security Assignment Agreement) of this Agreement.

Amended and Restated Swiss Bank Account Pledge Agreement has the meaning set forth in Clause 3.

Amended and Restated Swiss Pledge Agreements means collectively the Amended and Restated Swiss Bank Account Pledge Agreement and the Amended and Restated Swiss Share Pledge Agreement.

Amended and Restated Swiss Security Assignment Agreement has the meaning set forth in Clause 3.

Amended and Restated Swiss Share Pledge Agreement has the meaning set forth in Clause 3.

Amended and Restated Swiss Security Agreements means collectively the Amended and Restated Swiss Bank Account Pledge Agreement, the Amended and Restated Swiss Security Assignment Agreement and the Amended and Restated Swiss Share Pledge Agreement.

CC means the Swiss Civil Code (Schweizerisches Zivilgesetzbuch, ZGB) of December 10, 1907, as amended from time to time (SR 210).

Clause means any clause of this Agreement.

CO means the Swiss Code of Obligations (Schweizerisches Obligationenrecht) dated 30 March 1911, as amended and restated from time to time.

Collateral Agent has the meaning set forth in the introductory paragraph of this Agreement.

Conditions of Effectiveness has the meaning set forth in Clause 4.

Effective Date means the date on which the Conditions of Effectiveness have been satisfied or waived by the Collateral Agent.

Existing Swiss Bank Account Pledge Agreement has the meaning set forth in Whereas Clause B.

Existing Swiss Security Assignment Agreement has the meaning set forth in Whereas Clause B.

Existing Swiss Share Pledge Agreement has the meaning set forth in Whereas Clause B.

Existing Swiss Pledge Agreements means collectively the Existing Swiss Bank Account Pledge Agreement and the Existing Swiss Share Pledge Agreement.

Existing Swiss Security Agreements has the meaning set forth in Whereas Clause B.

Initial Note Purchase Agreement has the meaning set forth in Whereas Clause C.

Pari Passu Intercreditor Agreement has the meaning set forth in Whereas Clause C.

Parties or Party has the meaning set forth in the introductory paragraph of this Agreement.

Senior Lien Secured Parties has the meaning set forth in the Pari Passu Intercreditor Agreement.

Senior Note Collateral Agent has the meaning set forth in the introductory paragraph of this Agreement.

Senior Note Secured Parties has the meaning set forth in the Pari Passu Intercreditor Agreement.

Transaction Documents has the meaning given to the term in the 2024 Secured Note and/or in the Initial Note Purchase Agreement, as applicable.

1.2	References

References to any agreement or document shall be construed as references to such agreements or documents as amended, novated, supplemented, extended or restated from time to time.

1.3	Clauses

In this Agreement any reference to a “Clause” or a “Annex” is, unless the context otherwise requires, a reference to a Clause or an Annex to this Agreement.

2.	Designation

The Parties agree that this Agreement is a Transaction Document for purposes of each of the 2024 Secured Note, the Initial Note Purchase Agreement and the 2022 Convertible Note.

3.	Amendment and Restatement

(a)

With effect from the Effective Date, the Parties agree that the Existing Swiss Security Agreements shall be amended and restated as set out in Annex 1 (Amended and Restated Swiss Share Pledge Agreement) (the Amended and Restated Swiss Share Pledge Agreement), Annex 2 (Amended and Restated Swiss Bank Account Pledge Agreement) (the Amended and Restated Swiss Bank Account Pledge Agreement) and Annex 3 (Amended and Restated Swiss Security Assignment Agreement) (the Amended and Restated Swiss Security Assignment Agreement) of this Agreement.

(b)	With effect from the Effective Date, the Parties agree and irrevocably direct:

(i)	the Collateral Agent to hold possession (Besitzanweisung) of any existing asset under the Existing Swiss Pledge Agreements in the sense of article 924 CC for purposes of effecting the Amended and Restated Swiss Pledge Agreements and the security interests created thereunder in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties as their direct representative (direkter Stellvertreter) and to hold any such assets in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties as their direct representative (direkter Stellvertreter); and

(ii)

the Collateral Agent to act in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement in its own name but on behalf and on account of the other Senior Lien Secured Parties in relation to the Amended and Restated Swiss Security Assignment Agreement.

4.	Conditions of Effectiveness

By the date of this Agreement, the Security Providers shall deliver to the Collateral Agent, acting in its own name and on its own behalf as well as in the name and on behalf of each of the other Senior Lien Secured Parties as their direct representative (direkter Stellvertreter), the following documents (collectively, the Conditions of Effectiveness):

(a)

a copy of a certified excerpt from the commercial register relating to the Security Provider 1, to be accurate, complete and up-to-date on the date hereof except for the registration of the resignation of Udo Schleif as member of the board of directors of the Security Provider 1;

(b)

a certified copy of the Security Provider 1’s articles of association, to be accurate, complete and up-to-date on the date hereof and evidencing, inter alia, that the Security Provider 1 has the capacity to enter into up- and/or cross-stream obligations and reflecting that there are no transfer restrictions regarding the Shares (as defined in the Amended and Restated Swiss Share Pledge Agreement);

(c)

a copy of the minutes of a shareholders’ meeting (Generalversammlung) of the Security Provider 1 at which the entire share capital (Aktienkapital) was represented or a written resolution of the sole shareholder of the Security Provider 1, approving the terms and conditions of this Agreement and the Amended and Restated Swiss Security Agreements, including any distribution of corporate assets in connection with an enforcement of the Amended and Restated Swiss Security Agreements;

(d)

a copy of a resolution of the board of directors of the Security Provider 1, inter alia, (i) approving the entry of the Security Provider 1 into and the performance of this Agreement and the Amended and Restated Swiss Security Agreements to which it is a party and, in relation to the Amended and Restated Swiss Share Pledge Agreement (each term as defined therein) (i) acknowledging the Pledge; (ii) approving the entry of the Pledge in the share register (Aktienbuch) of the Company; (iii) irrevocably approving in advance the registration in the share register (Aktienbuch) of the Company upon enforcement of the Pledge of any future acquirer of the Shares as shareholder with Voting Rights; and (iv) irrevocably consenting to and approving the assignment of future Subscription Rights to the Collateral Agent pursuant to the Amended and Restated Swiss Share Pledge Agreement;

(e)

a copy of a resolution of the board of directors of the Security Provider 2, inter alia, approving the entry of the Security Provider 2 into and the performance of this Agreement and the Amended and Restated Swiss Share Pledge Agreement; and

(f)

a copy of the share register (Aktienbuch) of the Security Provider 1, evidencing (i) that the Security Provider 2 is registered as shareholder with Voting Rights with respect to the Existing Shares and (ii) that the Existing Shares are subject to the Pledge pursuant to the Amended and Restated Swiss Share Pledge Agreement (each term as defined therein).

5.	Continuing Effect and Security Confirmation

With effect from the Effective Date:

(a)

The provisions of the Existing Swiss Security Agreements shall, save as amended and restated as set out in Annex 1 (Amended and Restated Swiss Share Pledge Agreement), Annex 2 (Amended and Restated Swiss Bank Account Pledge Agreement) and Annex 3 (Amended and Restated Swiss Security Assignment Agreement) of this Agreement, remain in full force and effect.

(b)

Any reference in any Transaction Document to the Existing Swiss Security Agreements or to any provision of the Existing Swiss Security Agreements shall be construed as a reference to the Amended and Restated Swiss Security Agreements, or that provision, as set out in Annex 1 (Amended and Restated Swiss Share Pledge Agreement), Annex 2 (Amended and Restated Swiss Bank Account Pledge Agreement) and Annex 3 (Amended and Restated Swiss Security Assignment Agreement) of this Agreement.

(c)

Each Security Provider acknowledges the terms of the Pari Passu Intercreditor Agreement, the 2024 Secured Note, the 2024 Note Purchase Agreement, the 2022 Convertible Note, the Initial Note Purchase Agreement and this Agreement (including the Amended and Restated Swiss Security Agreements) and hereby agrees and confirms that it continues to be bound by the obligations as set out in the Existing Swiss Security Agreements, as amended and restated following this Agreement coming into effect on the Effective Date and the coming into effect of the Pari Passu Intercreditor Agreement.

(d)

Each Security Provider hereby agrees and confirms that the Pledges (as defined in the relevant Existing Swiss Pledge Agreement) created pursuant to the Existing Swiss Pledge Agreements to which it is a party are and continue to be in full force and effect and continue to secure any and all Secured Obligations (as defined therein) (as may be amended, amended and restated, refinanced, replaced, supplemented, or otherwise modified and/or increased from time to time, including, without limitation, by this Agreement, the Pari Passu Intercreditor Agreement, and/or any other Transaction Document) after the coming into effect of the Pari Passu Intercreditor Agreement and after the Effective Date.

(e)

The Security Provider 1 hereby agrees and confirms that the Assignment (as defined in the Existing Swiss Security Assignment Agreement) created pursuant to the Existing Swiss Security Assignment Agreement is and continues to be in full force and effect and continue to secure any and all Secured Obligations (as defined therein) (as may be amended, amended and restated, refinanced, replaced, supplemented, or otherwise modified and/or increased from time to time, including, without limitation, by this Agreement, the Pari Passu Intercreditor Agreement, and/or any other Transaction Document) after the coming into effect of the Pari Passu Intercreditor Agreement and after the Effective Date.

(f)

Each Security Provider undertakes, with respect to paragraphs (a) to (e) above, to do all such acts or execute all such documents that the Collateral Agent may reasonably require in order to ensure that the security interests created under the Existing Swiss Security Agreements continue to be in full force and effect.

6.	No Novation

For the avoidance of doubt, each Party hereby acknowledges and confirms that this Agreement shall not and does not cause a novation (keine Novation) of any of the rights and obligations of any party under the Existing Swiss Security Agreements.

7.	General Provisions

7.1	Amendments and Waivers

This Agreement (including this Clause 7.1) may only be modified or amended by a document signed by all Parties. Any provision contained in this Agreement may only be waived by a document signed by the Party waiving such provision.

7.2	Severability

Should any part or provision of this Agreement be, be held, or become illegal, invalid or unenforceable in any respect by any competent arbitral tribunal, court, governmental or administrative authority having jurisdiction, the legality, validity or enforceability of the remaining provisions of this Agreement shall nonetheless remain legal, valid and enforceable and not in any way be affected or impaired. In such case, the Parties shall replace the illegal, invalid or unenforceable provision with such valid and enforceable provision which best reflects the commercial and legal purpose of the replaced provision and shall execute all agreements and documents required in this connection.

8.	Governing Law and Jurisdiction

8.1	Governing Law

This Agreement shall be governed by and construed in accordance with the substantive laws of Switzerland.

8.2	Place of Jurisdiction

(a)

The exclusive place of jurisdiction for any dispute, claim or controversy arising under, out of or in connection with or related to the Agreement (or subsequent amendments thereof), including, without limitation, disputes, claims or controversies regarding its existence, validity, interpretation, performance, breach or termination, shall be the city of Zurich, Switzerland.

(b)

The Collateral Agent and each of the other Senior Lien Secured Parties shall have the right to institute legal proceedings against the Security Providers before any other competent court or authority, in which case Swiss law shall nevertheless be applicable as provided in Clause 8.1.

(c)

The Security Provider 2 designates the Security Provider 1 as its representative for the service of judicial documents pursuant to article 140 of the Swiss Civil Procedure Code, and elects special domicile pursuant to article 50 DEBA at the registered seat of the Security Provider 1.

[Signatures on next page]

Security Provider 1:

Li-Cycle Europe AG

By:	/s/ Conor Spollen
Name:	Conor Spollen
Function:	Director

By:	/s/ Elewout Steven J. Depicker
Name:	Elewout Steven J. Depicker
Function:	Director

Security Provider 2:

Li-Cycle Holdings Corp.

By:	/s/ Ajay Kochhar
Name:	Ajay Kochhar
Function:	President & CEO

By:	/s/ Carl DeLuca
Name:	Carl DeLuca
Function:	General Counsel & Corporate Secretary

Senior Note Collateral Agent:

Glencore Canada Corporation

In its capacity as Collateral Agent under the 2024 Note Purchase Agreement, and (i) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the 2024 Secured Note)) as well as in the name and on behalf of each of the other Senior Note Secured Parties as their direct representative (direkter Stellvertreter) in relation to the Existing Swiss Pledge Agreements and (ii) acting in its own name but on behalf and on account of the other Senior Note Secured Parties in relation to the Existing Swiss Security Assignment Agreement

By:	/s/ John Burton
Name:	John Burton
Function:	Authorised Signatory

Collateral Agent:

Glencore Canada Corporation

In its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement, and (i) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties as their direct representative (direkter Stellvertreter) in relation to this Agreement, (ii) acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt (as defined in the Pari Passu Intercreditor Agreement)) as well as in the name and on behalf of each of the other Senior Lien Secured Parties as their direct representative (direkter Stellvertreter) in relation to the Amended and Restated Swiss Pledge Agreements and (iii) acting in its own name but on behalf and on account of the other Senior Lien Secured Parties in relation to the Amended and Restated Swiss Security Assignment Agreement

By:	/s/ John Burton
Name:	John Burton
Function:	Authorised Signatory

Annex 1 – Amended and Restated Swiss Share Pledge Agreement

Share Pledge Agreement originally dated as of May 31, 2024, as amended and restated as of December 9, 2024 by and between

Li-Cycle Holdings Corp. 207 Queens Quay West, Suite 590 Toronto, Ontario M5J 1A7 Canada	(the Pledgor)

and

the Secured Parties (as defined below)	(the Pledgees)

represented by

Glencore Canada Corporation

100 King Street West, Suite 6900

Toronto, ON, M5X 1E3

Canada

in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement (as defined herein), and acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of each of the other Pledgees as their direct representative (direkter Stellvertreter)

(the Collateral Agent)

regarding the pledge of the shares in Li-Cycle Europe AG

Whereas		3

1.	Definitions and References	4

1.1	Definitions	4
1.2	References	7
1.3	Conflicts with other Agreements	7

2.	Pledge	7

2.1	Object of Pledge	7
2.2	Secured Obligations	7
2.3	Perfection of the Pledge on Existing Shares	8

3.	Perfection of the Pledge on Future Shares	8

4.	Shareholder Rights	8

4.1	Subscription Rights	8
4.2	Dividends	8
4.3	Voting Rights	9

5.	Representations and Warranties	9

6.	Undertakings	10

7.	Enforcement of Pledge	11

8.	Application of Proceeds	12

9.	Waiver of Legal Subrogation and Non-Accessory Security Rights	12

10.	Release of Pledge	13

11.	Role of Collateral Agent	13

12.	Reinstatement	13

13.	Duration; Independence	14

14.	General Provisions	14

14.1	No Waiver	14
14.2	Notices	14
14.3	Entire Agreement	15
14.4	Amendments and Waivers	16
14.5	Transfer of Rights and Obligations	16
14.6	Severability	16

15.	Governing Law and Jurisdiction	16

15.1	Governing Law	16
15.2	Place of Jurisdiction	17

Annex 1- Details of Existing Shares		19

This share pledge agreement (the Agreement) is amended and restated as of the A&R Effective Date and is made by and between:

(a)

Li-Cycle Holdings Corp., a corporation incorporated and organized under the laws of the Province of Ontario, with registered office at 207 Queens Quay West, Suite 590, Toronto, Ontario M5J 1A7, Canada, as pledgor (the Pledgor); and

(b)	the Secured Parties as pledgees (the Pledgees), represented by:

Glencore Canada Corporation, a corporation incorporated and organized under the laws of the Province of Ontario, Canada, with registered office at 100 King Street West, Suite 6900, Toronto, ON, M5X 1E3, Canada, acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of each of the other Pledgees as their direct representative (direkter Stellvertreter) (the Collateral Agent, and together with the Pledgor and the Pledgees, the Parties, and each individually a Party).

Whereas

A.

The Pledgor has entered into an amended and restated note purchase agreement with Glencore Ltd. and the Collateral Agent, dated as of March 25, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the 2024 Note Purchase Agreement), pursuant to which the Issuer has agreed to issue and sell to the Collateral Agent a senior secured convertible note in a principal amount of $75,000,000 maturing on the fifth anniversary of the date of issuance of such senior secured convertible note (the 2024 Secured Note).

B.

In order to satisfy certain conditions subsequent of the 2024 Note Purchase Agreement and in order to provide security for each of the Secured Parties thereunder, the Pledgor granted security for the Obligations (as defined in the 2024 Secured Note) in the Pledged Assets (as defined below).

C.

The Pledgor has entered into a note purchase agreement with Glencore Ltd., dated as of May 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the Initial Note Purchase Agreement), pursuant to which the Pledgor has agreed to issue and sell to the Collateral Agent a convertible note in a principal amount of $116,551,170.40 maturing on the fifth anniversary of December 9, 2024 (the 2022 Convertible Note).

D.

The obligations under the 2022 Convertible Note are intended to be secured by substantially the same collateral as the collateral that has been provided by the Pledgor and Li-Cycle Europe AG for the 2024 Secured Note, and such new security is intended to rank pari passu to the security granted in respect of the 2024 Secured Note. In this context, a pari passu intercreditor agreement (the Pari Passu Intercreditor Agreement) has been entered into on or around December 9, 2024 by and among, the Collateral Agent in its capacities as (i) Senior Note Collateral Agent and (ii) Initial Additional Secured Party, each additional Collateral Agent and Authorized Representative from time to time party thereto, and acknowledged and agreed to by the Pledgor as Issuer and Li-Cycle Europe AG as a Grantor and other subsidiaries of the Issuer as Grantors (unless otherwise defined herein, each term as defined therein).

E.

In order to achieve this purpose and satisfy relevant conditions of the 2022 Convertible Note, the Parties wish to also secure the 2022 Convertible Note, which shall rank pari passu with the existing security interest securing the 2024 Secured Note.

F.

The Pledgor owns all shares in Li-Cycle Europe AG (the Company), a company incorporated under the laws of Switzerland, under registration number CHE-276.781.098, having its registered office at Neuhofstrasse 8 (formerly 6), 6340 Baar, Switzerland.

G.	As of the date hereof, the Company has an issued share capital of CHF 100,000, divided into 100,000 registered shares with a par value of CHF 1.00 each.

H.

The Collateral Agent has been duly appointed under section 2.09 of the Pari Passu Intercreditor Agreement to act as Collateral Agent and shall act in the name and on behalf of the Pledgees in the execution, delivery and performance of this Agreement and shall exercise the rights of the Pledgees arising hereunder as their direct representative (direkter Stellvertreter).

Now, therefore, the Parties agree as follows:

1.	Definitions and References

1.1	Definitions

Unless defined otherwise herein and except to the extent that the context requires otherwise, capitalized terms used in this Agreement shall have the meanings assigned to them in the Pari Passu Intercreditor Agreement.

2022 Convertible Note has the meaning set forth in Whereas Clause C.

2024 Note Purchase Agreement has the meaning set forth in Whereas Clause A.

2024 Secured Note has the meaning set forth in Whereas Clause A.

Adverse Effect means any effect or a sequence of effects which materially and adversely affect (i) the validity or enforceability of the Pledge or (ii) the rights and claims of the Collateral Agent or the other Pledgees under this Agreement.

Agreement means this amended and restated share pledge agreement.

Amendment and Restatement Agreement means the security amendment and restatement agreement dated as of December 9, 2024 and entered into between Li-Cycle Europe AG as security provider 1, the Pledgor as security provider 2 and the Collateral Agent as senior note collateral agent and collateral agent.

A&R Effective Date has the meaning given to the term “Effective Date” in the Amendment and Restatement Agreement.

Business Day means a Business Day as defined in the 2024 Secured Note, provided that Business Day shall only include any such day commercial banks in Zurich are open for normal business transactions.

Canadian Pledge Agreements means (i) the Canadian Pledge Agreement dated as of March 25, 2024 made by, among others, the Pledgor in favor of the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time and (ii) Canadian Pledge Agreement dated on or around the A&R Effective Date, made by, among others, the Pledgor in favor of the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time.

Canadian Security Agreements means (i) the Canadian General Security Agreement dated as of March 25, 2024 made by, among others, the Pledgor in favor of the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time and (i) the Canadian General Security Agreement on or around the A&R Effective Date, made by, among others, the Pledgor in favor of the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time.

Canadian Security Documents means the Canadian Pledge Agreements and the Canadian Security Agreements.

CC means the Swiss Civil Code (Schweizerisches Zivilgesetzbuch, ZGB) of December 10, 1907, as amended from time to time (SR 210).

Certificate means the certificate representing the Existing Shares as specified in Annex 1.

Clause means any clause of this Agreement.

CO means the Swiss Code of Obligations (Schweizerisches Obligationenrecht, OR) of March 30, 1911, as amended from time to time (SR 220).

Collateral Agent has the meaning set forth in the introductory paragraph of this Agreement.

Company has the meaning set forth in Whereas Clause F.

DEBA means the Swiss Federal Debt Enforcement and Bankruptcy Act (Bundesgesetz über Schuldbetreibung und Konkurs, SchKG) of April 11, 1889, as amended from time to time (SR 281.1).

Dividends means dividends, repayments of statutory capital reserves or other distributions relating to the Shares either in cash or in kind, including in the form of additional shares or Participation Rights or any other form.

Event of Default has the meaning given to it in the Pari Passu Intercreditor Agreement.

Existing Shares means all fully paid 100,000 registered shares of the Company, each with a par value of CHF 1.00, held by the Pledgor as of the date of this Agreement.

FISA means the Swiss Federal Act on Intermediated Securities (Bucheffektengesetz, BEG) of October 3, 2008, as amended from time to time (SR 957.1).

Future Shares means any shares or Participation Rights issued in addition to the Existing Shares by the Company in whatever nominal value, which the Pledgor receives in whatsoever manner subsequent to the date of this Agreement.

Initial Note Purchase Agreement has the meaning set forth in Whereas Clause C.

Parallel Debt has the meaning given to it in the Pari Passu Intercreditor Agreement.

Pari Passu Intercreditor Agreement has the meaning set forth in Whereas Clause D.

Participation Rights means participation rights (Partizipationsscheine) within the meaning of articles 656a et seq. CO and profit sharing certificates (Genussscheine) within the meaning of article 657 CO.

Parties or Party has the meaning set forth in the introductory paragraph of this Agreement.

Pledge has the meaning set forth in Clause 2.1.

Pledged Assets means collectively the Shares and the Related Rights.

Pledgees has the meaning in the introductory paragraph of this Agreement.

Pledgor has the meaning set forth in the introductory paragraph of this Agreement.

Related Rights means all moneys payable and any and all other accessory or other rights, benefits and proceeds (to the extent their assignability is not precluded by mandatory law) in respect of, or derived from, the Shares, whether present or future and whether by way of capital reduction, redemption, substitution, conversion or otherwise, including Subscription Rights, Dividends, liquidation proceeds upon liquidation of the Company, and Voting Rights.

Secured Obligations has the meaning given to the term “Senior Lien Obligations” in the Pari Passu Intercreditor Agreement.

Secured Parties has the meaning assigned to the term “Senior Lien Secured Parties” in the Pari Passu Intercreditor Agreement.

Senior Lien Debt Documents means any such document as defined in the Pari Passu Intercreditor Agreement.

Shares means any Existing Shares and any Future Shares owned by the Pledgor from time to time.

Subscription Rights means the Pledgor’s preemptive rights (Bezugsrechte) and the advance subscription rights (Vorwegzeichnungsrechte) in connection with the issuance of Future Shares, or the creation of authorized or conditional share capital by the Company.

Voting Rights means the voting rights and any other non-monetary participation rights in relation to the Shares.

1.2	References

(a)	References to any agreement or document shall be construed as references to such agreements or documents as amended, novated, supplemented, extended or restated from time to time.

(b)	Any reference in this Agreement to the date of this Agreement is a reference to May 31, 2024.

1.3	Conflicts with other Agreements

Notwithstanding anything herein to the contrary, the security interest granted to the Pledgees pursuant to this Agreement and the exercise of any right or remedy by the Pledgees with respect to the Pledged Assets hereunder (including any representation and any undertaking) are subject to the provisions of the Pari Passu Intercreditor Agreement. In the event of any conflict or inconsistency between the terms of the Pari Passu Intercreditor Agreement, and the terms of this Agreement, the terms of the Pari Passu Intercreditor Agreement shall prevail and override anything in this Agreement to the contrary, save if and to the extent that the application of any such terms would affect the validity, ranking, priority or enforceability of the Pledge created under this Agreement.

2.	Pledge

2.1	Object of Pledge

(a)

The Pledgor hereby agrees to pledge and hereby unconditionally pledges the Pledged Assets pursuant to articles 899 et seq. CC to each of the Pledgees (each of them individually represented by the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees as a first ranking continuing pledge (i.e., each of the Pledgees’ pledge being equally in the first rank)) (the Pledge), effective as of the date hereof, as security for the Secured Obligations.

(b)

The Collateral Agent hereby accepts the Pledge as Pledgee in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees.

2.2	Secured Obligations

The Pledge shall serve as a first ranking and continuing security for the prompt and complete payment, discharge and performance of any and all Secured Obligations, irrespective of (i) any intermediate discharge of any but not all of the Secured Obligations, (ii) any intermediate payment or increase of the amount of all or any part of the Secured Obligations, (iii) any transfer of rights and obligations by novation or otherwise from one Pledgee to another Pledgee under the Senior Lien Debt Documents and (iv) any change, amendment or supplement whatsoever in the Senior Lien Debt Documents unless and until the security is released in full by the Collateral Agent in accordance with the terms of this Agreement.

2.3	Perfection of the Pledge on Existing Shares

The Pledge over the Existing Shares shall be perfected on the date of this Agreement by transfer and delivery to the Collateral Agent (or to a third party on its behalf) of the original of the Certificate, duly endorsed in blank.

3.	Perfection of the Pledge on Future Shares

(a)

The Pledgor undertakes to cause the Company to issue any Future Shares in certificated form and to transfer (or to procure the transfer of) all original certificates representing such Future Shares duly endorsed in blank to the Pledgees (represented by the Collateral Agent) promptly upon, but in any case no later than 10 (ten) Business Days after, receipt by the Pledgor of such certificates. The Pledgor further undertakes to procure the entry of the Pledge into the share register (Aktienbuch) of the Company in relation to any Future Shares and to provide the Collateral Agent with a copy of such updated share register (Aktienbuch).

(b)

The Future Shares shall serve, and continue to serve, as first ranking security for any and all Secured Obligations, irrespective of the value of the Future Shares in relation to the Secured Obligations.

4.	Shareholder Rights

4.1	Subscription Rights

(a)

As long as the Collateral Agent has not delivered written notice to the Pledgor upon or after an Event of Default has occurred and is continuing, any Subscription Rights shall remain with the Pledgor. The Pledgor shall notify the Collateral Agent promptly of any grant of Subscription Rights.

(b)

Upon the occurrence of an Event of Default which is continuing and at least concurrent written notice to the Pledgor, the Collateral Agent shall be entitled, but not obligated, to exercise the Subscription Rights, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees and at its own discretion and the discretion of the other Pledgees.

4.2	Dividends

(a)

As long as the Collateral Agent has not delivered written notice to the Pledgor upon or after an Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive and retain all Dividends.

(b)

Upon the occurrence of an Event of Default which is continuing and at least concurrent written notice to the Pledgor, the Collateral Agent and the other Pledgees shall be entitled to receive and retain all Dividends in relation to the Shares, including Dividends that were approved and became due but have not been paid out prior to the occurrence of such Event of Default which is continuing.

4.3	Voting Rights

(a)

As long as the Collateral Agent has not delivered written notice to the Pledgor upon or after an Event of Default has occurred which is continuing, all Voting Rights remain with the Pledgor. The Pledgor shall exercise its Voting Rights in a manner that will not have an Adverse Effect and in accordance with this Agreement and the Senior Lien Debt Documents.

(b)

Upon or after the occurrence of an Event of Default which is continuing and at least concurrent written notice to the Pledgor, the Pledgor shall no longer exercise its Voting Rights related to the Shares without the prior written consent of the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of each of the other Pledgees. With effect as from the occurrence of an Event of Default which is continuing or failure by the Pledgor to comply with a further assurance or perfection obligation hereunder, the Pledgor hereby grants a power of attorney to the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of each of the other Pledgees, to exercise the Voting Rights at its discretion and hereby undertakes to promptly (i) execute and issue any and all proxies in favor of the Collateral Agent and the other Pledgees and (ii) do all acts and things and permit all acts and things to be done which are necessary or expedient for the Collateral Agent or any other Pledgee to exercise the Voting Rights.

(c)

Following an Event of Default, the Pledgor shall promptly upon request by the Collateral Agent send copies to the Collateral Agent of any notices received from the Company regarding shareholder’s meetings and any resolutions passed, as necessary or desirable for purposes of this Clause 4.3, by the Pledgor in connection with the Shares and the Related Rights.

5.	Representations and Warranties

Without prejudice and in addition to the representations and warranties under the other Senior Lien Debt Documents, the Pledgor hereby represents and warrants to each of the Pledgees that as of the A&R Effective Date:

(a)

this Agreement constitutes legal, valid and binding obligations of the Pledgor and, subject to the satisfaction of any applicable perfection requirements (i) creates an effective and perfected Pledge, and (ii) is enforceable against the Pledgor in accordance with its terms;

(b)	no acknowledgements of debt (Schuldscheine) exist relating to the Related Rights;

(c)

no agreements relating to the existing Pledged Assets have been made, and no shareholders’ meeting or board meeting/written resolution of the board of the Company has been held or passed, is called for or planned in which resolutions were, or are proposed to be, passed or approved that could adversely affect the Pledge or any other right of the Collateral Agent or the other Pledgees under this Agreement;

(d)	the Existing Shares do not constitute intermediated securities pursuant to the FISA;

(e)	the Existing Shares are duly and validly issued by the Company, are fully paid and non-assessable and constitute all issued and outstanding shares of the Company;

(f)

the Pledgor is the sole creditor and/or owner of the existing Pledged Assets, and the existing Pledged Assets are free and clear of any pledges, liens, encumbrances, or other interests or third party rights of any nature (whether in rem or in personam) other than the Pledge and the Canadian Security Documents;

(g)	subject to the Pledge and the Canadian Security Documents, the Pledgor has not assigned, transferred or otherwise disposed of any of its rights, title and interest in the existing Pledged Assets;

(h)	the Company has not created any conditional share capital or a capital band and has not granted any options for the acquisition of Shares;

(i)	the Pledgor is in compliance with its obligations under articles 697j et seq. CO; and

(j)	Annex 1 (Details of Existing Shares) is accurate, complete and up-to-date as of the date hereof.

6.	Undertakings

Subject to the terms of the Senior Lien Debt Documents, the Pledgor hereby undertakes for as long as the Pledge remains in effect:

(a)	to promptly do all acts and things necessary to ensure that it remains registered as the shareholder of the Shares in the share register (Aktienbuch) of the Company;

(b)	to ensure that no action is taken the effect of which would be any of the Shares becoming intermediated securities (Bucheffekten) pursuant to the FISA;

(c)

not to take any action with respect to the Pledged Assets that would, taken as a whole, materially and adversely affect (i) any rights of the Pledgees under this Agreement or any other Senior Lien Debt Document or (ii) the validity and enforceability of the Pledge;

(d)	to promptly deliver to the Collateral Agent any and all acknowledgements of debt (Schuldscheine) relating to the Related Rights;

(e)

without the Collateral Agent’s prior written consent, not to enter into any legal instrument relating to, or granting any form of security interest, lien, encumbrance or other interest or third party right over, or dispose of, transfer or assign the Pledged Assets, or take any other action having an Adverse Effect, in all cases except pursuant to the Canadian Security Documents;

(f)

to exercise any and all subscription rights assigned to the Pledgor relating to the Shares and to take all such other actions as are necessary for the Pledgor to remain the owner of 100 per cent. of all shares and other equity securities in the Company; and

(g)	without the Collateral Agent’s prior written consent, not to take any action or vote in favor of any resolution with regard to the Company whereby:

(i)	any dividend declaration, distribution or payment of Dividends would be unreasonably or materially altered;

(ii)

the Company’s legal form (inter alia, by merger (except in cases where the Company is the surviving entity), liquidation or transformation) or substance (e.g., by spin-off) would be modified or altered; or

(iii)

the Company’s articles of incorporation (Statuten) would be amended and such amendment would have an Adverse Effect (e.g., current corporate purpose provision would be materially amended, Existing Shares would be modified or altered, transferability of Shares would be restricted, voting proxies may only be granted to shareholders of the Company), provided that the foregoing undertakings shall not limit or restrict the Pledgor from taking any action which is permitted under the Senior Lien Debt Documents save if and to the extent that such action would affect the validity, ranking, priority, or enforceability of this Pledge.

7.	Enforcement of Pledge

(a)

In the event that an Event of Default has occurred which is continuing, the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees, shall have the right, but not the obligation to enforce the Pledge, at its discretion, by either:

(i)

private enforcement (Private Verwertung) including a discretionary sale (Freihandverkauf) or, to the extent permitted, acquire the Pledged Assets in its own name and on its own account (Selbsteintritt), in each case without regard to the provisions of the DEBA;

(ii)	enforcement proceedings pursuant to the DEBA; or

(iii)	enforcement proceedings pursuant to other applicable laws.

(b)

In the course of private enforcement (Private Verwertung), the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of the Pledgees, may either sell the Pledged Assets to a third party (Freihandverkauf) or acquire any and all or part of the Pledged Assets on its own or the Pledgees behalf (Selbsteintritt), in each case on arm’s length terms. Furthermore, the Collateral Agent may in its sole discretion apply all Dividends and other monies arising from the Shares or Related Rights as though they were proceeds of an enforcement under this Agreement. The Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of the Pledgees, shall render an account to the Pledgor regarding the private enforcement.

(c)

With regard to private enforcement (Private Verwertung), the Pledgor hereby authorizes the Collateral Agent to be its attorney and in the Pledgor’s name and on its behalf to execute, deliver and perfect all documents and to do all things that are required or expedient in this respect.

(d)	The Parties agree in advance that a sale according to article 130 DEBA (Freihandverkauf) shall be permissible.

(e)

Failure by the Collateral Agent or by any other Pledgee to sell Pledged Assets or to exercise any right or remedy including the acceptance of partial or delinquent payments shall not result in any liability of the Collateral Agent or any other Pledgee and shall not prejudice any of the rights the Collateral Agent or any other Pledgee may have under this Agreement or any other Senior Lien Debt Document nor be a waiver of any obligation of the Pledgor hereunder and/or thereunder.

(f)

Notwithstanding the foregoing and notwithstanding the provision of article 41 DEBA, the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of the Pledgees, is at liberty to institute or pursue the enforcement of the Secured Obligations pursuant to regular debt enforcement proceedings without having first realized the Pledge (waiver of the beneficium excussionis realis).

(g)	The Collateral Agent shall be entitled to enforce the Pledge in full or in part only. Partial enforcement shall not affect the Pledge on the remaining Pledged Assets.

(h)	The Pledgor hereby agrees that the Collateral Agent can instruct a third party to conduct the enforcement of the Pledge in its name and for its account.

8.	Application of Proceeds

Any proceeds received by the Collateral Agent or any other Pledgee under this Agreement, in particular in connection with the enforcement of the Pledge, shall be applied towards satisfaction of the Secured Obligations in accordance with the Pari Passu Intercreditor Agreement.

9.	Waiver of Legal Subrogation and Non-Accessory Security Rights

If and to the extent the Secured Obligations are not only owed by the Pledgor but also by third parties, and if and to the extent the Pledgor satisfies the Secured Obligations in full or in part (including by enforcement of the Pledge), the following provisions shall apply:

(a)

Until satisfaction of the Secured Obligations in full, the legal subrogation (gesetzlicher Forderungsübergang) pursuant to articles 110, 149 CO (or any other applicable provision) or under any other applicable law shall not apply. For the avoidance of doubt, the claim for indemnity (article 148 para. 2 CO) shall not be affected thereby.

(b)

The Pledgor may request the transfer to it of non-accessory security rights (nicht-akzessorische Sicherungsrechte) which have not been provided by the Pledgor only upon satisfaction of the Secured Obligations in full and only if and to the extent the respective security provider has approved the transfer to the Pledgor.

10.	Release of Pledge

(a)

The Pledged Assets or, in case of a realization of (part of) the Pledged Assets, the remainder thereof, shall be released from the Pledge and returned to the Pledgor at the cost and risk of the Pledgor if and when (i) all Secured Obligations have been irrevocably paid and discharged in full and no further Secured Obligations are capable of arising in accordance with the terms of the Senior Lien Debt Documents, (ii) any other event occurs requiring a release of the Pledged Assets or (iii) as permitted by the Senior Lien Debt Documents.

(b)

Neither of the Collateral Agent nor the Pledgees will make, and neither of them shall be deemed to have made, any representation or warranty, whether express or implied, with respect to any Pledged Assets released from the Pledge and returned to the Pledgor under this Clause 10, except that at the date of such release of the Pledged Assets from the Pledge, such Pledged Assets are free and clear of any third-party rights arising from the Collateral Agent’s acts.

11.	Role of Collateral Agent

(a)

The Collateral Agent hereby confirms that each of the other Pledgees has appointed and each new Secured Party will appoint the Collateral Agent to act as its representative under and in connection with this Agreement pursuant to section 2.09 of the Pari Passu Intercreditor Agreement. In particular, each of the Pledgees has authorized, and each of the persons becoming a new Pledgee subsequent to this Agreement will authorize the Collateral Agent to exercise the rights, powers, authorities and discretions specifically given to the Collateral Agent under or in connection with this Agreement together with any other incidental rights, powers, authorities and discretions. The Pledgor acknowledges such rights and powers.

(b)

The Collateral Agent performs its rights and obligations under this Agreement and exercises the rights and obligations of the Pledgees hereunder in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees as direct representative (direkter Stellvertreter) and any action with respect to this Agreement taken by the Collateral Agent shall be construed as binding upon the Collateral Agent and each of the other Pledgees.

12.	Reinstatement

Where any discharge in respect of the Secured Obligations is made, in whole or in part, and any amount paid pursuant to any such discharge is avoided or reduced as a result of insolvency or any similar events, the respective Pledgees will have or continue to have a Secured Obligation and, in case the Pledged Assets have been released from the Pledge, the Pledgor shall undertake all actions that are necessary for the reinstatement of the Pledge, in particular the Pledgor shall redeliver the Pledged Assets to the Collateral Agent, including, for the avoidance of doubt, any proceeds from the disposal of and any other substitutes for the Pledged Assets. Such reinstatement shall, to the extent required, include a reinstatement of this Agreement and the Pledge shall continue as if there had been no discharge in respect of such Secured Obligations.

13.	Duration; Independence

(a)	The Pledge shall not cease to exist if the Secured Obligations have been discharged only partially or temporarily.

(b)

This Agreement shall create a continuing Pledge and no change, amendment, restatement or supplement whatsoever in the Senior Lien Debt Documents or in any document or agreement related to any of the other Senior Lien Debt Documents shall affect the validity or the scope of this Agreement and the Pledge nor the obligations which are imposed on the Pledgor pursuant to it.

(c)

This Agreement and the Pledge are independent from any other security interest or guarantee which may have been or will be entered into for the benefit of the Collateral Agent or any other Pledgee. None of such other security interest or guarantee shall prejudice, or shall be prejudiced by, or shall be merged in any way with this Agreement or the Pledge.

14.	General Provisions

14.1	No Waiver

No failure or delay by any Party in exercising any right, power or privilege granted under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.2	Notices

(a)

All notices or other communications to be given under or in connection with this Agreement shall be made in writing and shall be delivered by hand, by registered mail (return receipt requested), by an internationally recognized courier, and with respect to notices or other communications addressed to the Collateral Agent, unless otherwise instructed by the Collateral Agent, by e-mail to the following addresses:

—	if to the Collateral Agent to:

Address:	Glencore Canada Corporation, 100 King Street West Suite 6900 Toronto, ON, M5X 1E3, Canada
Email:	legalnotices@glencore-us.com
Attention:	Legal Department

with a copy to:
Address:	Glencore International AG Baarermattstrasse 3, 6340 Baar, Switzerland
Email:	general.counsel@glencore.com
Attention:	General Counsel

with a copy to:
Address:	Weil, Gotshal & Manges LLP, 767 5th Avenue New York, NY 10153
Email:	Justin.D.Lee@weil.com, Heather.emmel@weil.com, David.Avery-Gee@weil.com, Nitin.Konchady@weil.com
Attention:	Justin Lee, Heather Emmel, David Avery-Gee, Nitin Konchady

—	if to Pledgor to:

Address:	Li-Cycle Holdings Corp., 207 Queens Quay West, Suite 590 Toronto, Ontario M5J 1A7, Canada
Email:	ajay.kochhar@li-cycle.com, legalnotices@li-cycle.com
Attention:	Ajay Kochhar

with a copy to:
Address:	Li-Cycle Europe AG, Neuhofstrasse 8, 6340 Baar, Switzerland
Email:	jens.emrich@li-cycle.com
Attention:	Jens Emrich

with a copy to:
Address:	Freshfields US LLP, 3 World Trade Center 175 Greenwich Street New York, New York 10007
Email:	Andrea.Basham@Freshfields.com, Allison.Liff@Freshfields.com
Attention:	Andrea M. Basham, Allison R. Liff

or any substitute address or fax number as a party may notify to the other in accordance with the above by not less than five days’ notice.

(b)

Any notice to be given hereunder shall be given prior to the expiry of a term or deadline set forth in this Agreement or by applicable law, or the notice shall be deemed null and void. All notices, communications, documents or other information shall be effective upon receipt by the party to whom it is addressed irrespective of whether received prior to or after the expiry of such term or deadline (provided that the notice was timely and duly given in accordance with this Clause 14.2).

14.3	Entire Agreement

This Agreement, including the annex and any other documents referred to herein, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and shall supersede all prior oral and written agreements or understandings of the Parties relating hereto. All references to this Agreement shall be deemed to include the annex hereto.

14.4	Amendments and Waivers

This Agreement (including this Clause 14.4) may only be modified or amended by a document signed by all Parties. Any provision contained in this Agreement may only be waived by a document signed by the Party waiving such provision.

14.5	Transfer of Rights and Obligations

(a)	The Pledgor may not transfer or assign this Agreement or any rights or obligations hereunder without prior written consent of the Collateral Agent.

(b)	The Pledgees may transfer and assign any rights hereunder in accordance with the Senior Lien Debt Documents without the consent of the Pledgor or any other person to any third party.

(c)

Each new Secured Party which has become a party to the Pari Passu Intercreditor Agreement shall automatically become a party hereto (Vertragspartei), and thereby assume all rights and obligations of the Pledgees, to the extent that an existing Secured Party has transferred all or parts of its rights and obligations under the 2024 Note Purchase Agreement or the Initial Note Purchase Agreement, as the case may be, to that new Secured Party, and with such accession hereto each such new Secured Party automatically accepts its representation by the Collateral Agent pursuant to Clause 11 (Role of Collateral Agent). In case of a complete transfer of all of an existing Secured Party’s rights, benefits and obligations in accordance with the 2024 Note Purchase Agreement or the Initial Note Purchase Agreement, as the case may be, that existing Secured Party shall cease to be a party to this Agreement. The Pledgor explicitly consents to such a transfer of a contractual position (Vertragsübernahme).

14.6	Severability

Should any part or provision of this Agreement be, be held, or become illegal, invalid or unenforceable in any respect by any competent arbitral tribunal, court, governmental or administrative authority having jurisdiction, the legality, validity or enforceability of the remaining provisions of this Agreement shall nonetheless remain legal, valid and enforceable and not in any way be affected or impaired. In such case, the Parties shall replace the illegal, invalid or unenforceable provision with such valid and enforceable provision which best reflects the commercial and legal purpose of the replaced provision and shall execute all agreements and documents required in this connection.

15.	Governing Law and Jurisdiction

15.1	Governing Law

This Agreement and the Pledge (including matters as to the transfer and possession of any share certificates representing the Shares) shall be governed by and construed in accordance with the substantive laws of Switzerland.

15.2	Place of Jurisdiction

(a)

The exclusive place of jurisdiction for any dispute, claim or controversy arising under, out of or in connection with or related to the Agreement (or subsequent amendments thereof), including, without limitation, disputes, claims or controversies regarding its existence, validity, interpretation, performance, breach or termination, shall be the city of Zurich, Switzerland.

(b)

The Collateral Agent and each of the other Pledgees shall have the right to institute legal proceedings against the Pledgor before any other competent court or authority, in which case Swiss law shall nevertheless be applicable as provided in Clause 15.1.

(c)

The Pledgor designates the Company as its representative for the service of judicial documents pursuant to article 140 of the Swiss Civil Procedure Code, and elects special domicile pursuant to article 50 DEBA at the registered seat of the Company.

[Signatures on next page]

[Agreement executed on its original date]

Pledgor: Li-Cycle Holdings Corp.

Ajay Kochhar President & Chief Executive Officer

Pledgees and Collateral Agent:

16.  Glencore Canada Corporation

in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement, and acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of each of the other Pledgees as their direct representative (direkter Stellvertreter)

17.

Name: Function:	Name: Function:

Acknowledged and agreed by the Company Li-Cycle Europe AG

Elewout Steven J. Depicker Director	Udo Schleif Director

[Signature page of the Share Pledge Agreement]

Annex 1- Details of Existing Shares

[XXX]

Annex 2 - Amended and Restated Swiss Bank Account Pledge Agreement

Bank Account Pledge Agreement

originally dated as of May 31, 2024, as amended and restated as of December 9, 2024 by and between

Li-Cycle Europe AG Neuhofstrasse 8 6340 Baar Switzerland	(the Pledgor)

and

the Secured Parties (as defined below)	(the Pledgees)

represented by

Glencore Canada Corporation

100 King Street West, Suite 6900

Toronto, ON, M5X 1E3

Canada

in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement (as defined herein), and acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of each of the other Pledgees as their direct representative (direkter Stellvertreter)

(the Collateral Agent)

regarding the pledge of certain bank accounts

Whereas		4

1.	Definitions and References	5

1.1	Definitions	5
1.2	References	7
1.3	Conflicts with other Agreements	7

2.	Pledge of Bank Accounts	7

2.1	Object of Pledge	7
2.2	Secured Obligations	8
2.3	Use of Bank Accounts	8
2.4	Notification and Waiver	8

3.	Representations and Warranties	9

4.	Undertakings	9

5.	Enforcement of Pledge	10

6.	Application of Proceeds	11

7.	Security for Third Party Obligations	11

7.1	Waiver of Legal Subrogation and Non-Accessory Security Rights	11
7.2	Limitation of Security	12

8.	Release of Pledge	13

9.	Role of Collateral Agent	14

10.	Reinstatement	14

11.	Duration; Independence	14

12.	Banking Secrecy Waiver	15

13.	General Provisions	15

13.1	No Waiver	15
13.2	Notices	15
13.3	Entire Agreement	16
13.4	Amendments and Waivers	16
13.5	Transfer of Rights and Obligations	16
13.6	Severability	17

14.	Governing Law and Jurisdiction	17

14.1	Governing Law	17
14.2	Place of Jurisdiction	17

Annex 1 - List of Bank Accounts		19

Annex 2 - Form of Notification Letter for Bank Accounts		20

Annex 3 - Form of Acknowledgment and Waiver	21

This bank account pledge agreement (the Agreement) is amended and restated as of the A&R Effective Date and is made by and between:

(a)

Li-Cycle Europe AG, a corporation (Aktiengesellschaft) incorporated and organized under the laws of Switzerland, registered with the Commercial Register of the Canton of Zug under registration number CHE-276.781.098, with registered office at Neuhofstrasse 8, 6340 Baar, Switzerland, as pledgor (the Pledgor); and

(b)	the Secured Parties as pledgees (the Pledgees), represented by:

Glencore Canada Corporation, a corporation incorporated and organized under the laws of the Province of Ontario, Canada, with registered office at 100 King Street West, Suite 6900, Toronto, ON, M5X 1E3, Canada, acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of each of the other Pledgees as their direct representative (direkter Stellvertreter) (the Collateral Agent, and together with the Pledgor and the Pledgees, the Parties, and each individually a Party).

Whereas

A.

Li-Cycle Holdings Corp. (the Issuer) has entered into an amended and restated note purchase agreement with Glencore Ltd. and the Collateral Agent, dated as of March 25, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the 2024 Note Purchase Agreement), pursuant to which the Issuer has agreed to issue and sell to the Collateral Agent a senior secured convertible note in a principal amount of $75,000,000 maturing on the fifth anniversary of the date of issuance of such senior secured convertible note (the 2024 Secured Note).

B.

In order to satisfy certain conditions subsequent of the 2024 Note Purchase Agreement and in order to provide security for each of the Secured Parties thereunder, the Pledgor granted security for the Obligations (as defined in the 2024 Secured Note) in the Pledged Assets (as defined below).

C.

The Issuer has entered into a note purchase agreement with Glencore Ltd., dated as of May 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the Initial Note Purchase Agreement), pursuant to which the Issuer has agreed to issue and sell to the Collateral Agent a convertible note in a principal amount of $116,551,170.40 maturing on the fifth anniversary of December 9, 2024 (the 2022 Convertible Note).

D.

The obligations under the 2022 Convertible Note are intended to be secured by substantially the same collateral as the collateral that has been provided by the Pledgor and the Issuer for the 2024 Secured Note, and such new security is intended to rank pari passu to the security granted in respect of the 2024 Secured Note. In this context, a pari passu intercreditor agreement (the Pari Passu Intercreditor Agreement) has been entered into on or around December 9, 2024 by and among, the Collateral Agent in its capacities as (i) Senior Note Collateral Agent and (ii) Initial Additional Secured Party, each additional Collateral Agent and Authorized Representative from time to time party thereto, and acknowledged and agreed to by Li-Cycle Holdings Corp. as Issuer and the Pledgor as a Grantor and other subsidiaries of the Issuer as Grantors (unless otherwise defined herein, each term as defined therein).

E.

In order to achieve this purpose and satisfy relevant conditions of the 2022 Convertible Note, the Parties wish to also secure the 2022 Convertible Note, which shall rank pari passu with the existing security interest securing the 2024 Secured Note.

F.

The Collateral Agent has been duly appointed under section 2.09 of the Pari Passu Intercreditor Agreement to act as Collateral Agent and shall act in the name and on behalf of the Pledgees in the execution, delivery and performance of this Agreement and shall exercise the rights of the Pledgees arising hereunder as their direct representative (direkter Stellvertreter).

Now, therefore, the Parties agree as follows:

1.	Definitions and References

1.1	Definitions

Unless defined otherwise herein and except to the extent that the context requires otherwise, capitalized terms used in this Agreement shall have the meanings assigned to them in the Pari Passu Intercreditor Agreement.

2022 Convertible Note has the meaning set forth in Whereas Clause C.

2024 Note Purchase Agreement has the meaning set forth in Whereas Clause A.

2024 Secured Note has the meaning set forth in Whereas Clause A.

Affiliates has the meaning set forth in the 2024 Secured Note.

Agreement means this amended and restated bank account pledge agreement.

Amendment and Restatement Agreement means the security amendment and restatement agreement dated as of December 9, 2024 and entered into between the Pledgor as security provider 1, Li-Cycle Holdings Corp. as security provider 2 and the Collateral Agent as senior note collateral agent and collateral agent.

A&R Effective Date has the meaning given to the term “Effective Date” in the Amendment and Restatement Agreement.

Bank means any bank or branch of a bank located in Switzerland as the account bank with respect to the Bank Accounts.

Bank Accounts means any and all bank accounts the Pledgor holds with a Bank, at the date of this Agreement and in the future, including the accounts specified in Annex 1, but excluding any restricted accounts at the date of this Agreement and in the future, including the restricted accounts specified in Annex 1.

Bank’s Security Interests means any prior security interests in a Bank Account in favour of the respective Bank which are created either by law or pursuant to the standard terms and conditions of the respective Bank.

Business Day means a Business Day as defined in the 2024 Secured Note, provided that Business Day shall only include any such day commercial banks in Zurich are open for normal business transactions.

CC means the Swiss Civil Code (Schweizerisches Zivilgesetzbuch, ZGB) of December 10, 1907, as amended from time to time (SR 210).

Clause means any clause of this Agreement.

CO means the Swiss Code of Obligations (Schweizerisches Obligationenrecht) dated 30 March 1911, as amended and restated from time to time.

Collateral Agent has the meaning set forth in the introductory paragraph of this Agreement.

DEBA means the Swiss Federal Debt Enforcement and Bankruptcy Act (Bundesgesetz über Schuldbetreibung und Konkurs, SchKG) of April 11, 1889, as amended from time to time (SR 281.1).

Event of Default has the meaning given to it in the Pari Passu Intercreditor Agreement.

Initial Note Purchase Agreement has the meaning set forth in Whereas Clause C.

Issuer has the meaning set forth in Whereas Clause A.

Parallel Debt has the meaning given to it in the Pari Passu Intercreditor Agreement.

Pari Passu Intercreditor Agreement has the meaning set forth in Whereas Clause D.

Parties or Party has the meaning set forth in the introductory paragraph of this Agreement.

Pledge has the meaning set forth in Clause 2.1.

Pledged Assets has the meaning set forth in Clause 2.1.

Pledgees has the meaning in the introductory paragraph of this Agreement.

Pledgor has the meaning set forth in the introductory paragraph of this Agreement.

Restricted Obligations has the meaning set forth in Clause 7.2.

Secured Obligations has the meaning given to the term “Senior Lien Obligations” in the Pari Passu Intercreditor Agreement.

Secured Parties has the meaning assigned to the term “Senior Lien Secured Parties” in the Pari Passu Intercreditor Agreement.

Senior Lien Debt Documents means any such document as defined in the Pari Passu Intercreditor Agreement.

Swiss Maximum Amount has the meaning set forth in Clause 7.2.

1.2	References

(a)	References to any agreement or document shall be construed as references to such agreements or documents as amended, novated, supplemented, extended or restated from time to time.

(b)	Any reference in this Agreement to the date of this Agreement is a reference to May 31, 2024.

1.3	Conflicts with other Agreements

Notwithstanding anything herein to the contrary, the security interest granted to the Pledgees pursuant to this Agreement and the exercise of any right or remedy by the Pledgees with respect to the Pledged Assets hereunder (including any representation and any undertaking) are subject to the provisions of the Pari Passu Intercreditor Agreement. In the event of any conflict or inconsistency between the terms of the Pari Passu Intercreditor Agreement, and the terms of this Agreement, the terms of the Pari Passu Intercreditor Agreement shall prevail and override anything in this Agreement to the contrary, save if and to the extent that the application of any such terms would affect the validity, ranking, priority or enforceability of the Pledge created under this Agreement.

2.	Pledge of Bank Accounts

2.1	Object of Pledge

(a)

The Pledgor hereby agrees to pledge and hereby unconditionally pledges pursuant to articles 899 et seq. CC to each of the Pledgees (each of them individually represented by the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees all of its current and future rights, claims, benefits and interest in and to the Bank Accounts, including, without limitation, the balances standing to the credit of the Pledgor from time to time (collectively the Pledged Assets) as a first ranking continuing pledge (i.e., each of the Pledgees’ pledge being equally in the first rank), free and clear of any pledges, liens, rights of set-off or other third party rights of any nature in favour of third parties except for the Bank’s Security Interests if, insofar and for as long as the relevant Bank has not waived its Bank’s Security Interests, in which case the security shall serve as a second ranking security (the Pledge), effective as of the date hereof, as security for the Secured Obligations.

(b)

The Collateral Agent hereby accepts the Pledge as Pledgee in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees.

2.2	Secured Obligations

The Pledge shall serve as a first ranking and continuing security for the prompt and complete payment, discharge and performance of any and all Secured Obligations, irrespective of (i) any intermediate discharge of any but not all of the Secured Obligations, (ii) any intermediate payment or increase of the amount of all or any part of the Secured Obligations, (iii) any transfer of rights and obligations by novation or otherwise from one Pledgee to another Pledgee under the Senior Lien Debt Documents and (iv) any change, amendment or supplement whatsoever in the Senior Lien Debt Documents unless and until the security is released in full by the Collateral Agent in accordance with the terms of this Agreement.

2.3	Use of Bank Accounts

(a)

As long as the Collateral Agent has not delivered written notice to the Pledgor upon or after an Event of Default has occurred which is continuing, the Pledgees hereby authorize the Pledgor to operate the Bank Accounts in accordance with the Senior Lien Debt Documents, in particular to draw any of the balances standing to the credit of any of the Bank Accounts, freely in the ordinary course of its business.

(b)

Upon the occurrence and during the continuation of an Event of Default, the Pledgor shall no longer be entitled to operate the Bank Accounts (including disposing of any of the Pledged Assets) without the Collateral Agent’s (acting on behalf of the Pledgees) prior written consent in which case the Collateral Agent (acting on behalf of the Pledgees) may inform the Banks about the expiry of this authorization granted under this Clause 2.3.

2.4	Notification and Waiver

(a)

This Agreement and the security interest created hereunder shall be notified to each Bank. The Pledgor shall prepare and sign a notification letter in relation to the corresponding Bank Accounts, substantially in the form of Annex 2 or as otherwise agreed with the respective Bank and satisfactory to the Collateral Agent (the Notification) and request the signature from the Collateral Agent to any Notification. The Pledgor shall on the date of this Agreement furnish to the Collateral Agent copies of the Notifications including sufficient evidence of dispatch, provided the Pledgor has received the relevant countersignature to such Notification from the Collateral Agent.

(b)

Further, the Pledgor shall undertake reasonable endeavors that each of the Banks within 30 Business Days of service of the Notification provides a letter or other written document duly signed by the relevant Bank wherein the relevant Bank (i) acknowledges the Notification and (ii) waives the Bank’s Security Interests it may have in relation to the Pledged Assets, substantially in the form of Annex 3 or as otherwise agreed with the respective Bank and satisfactory to the Collateral Agent (the Acknowledgement and Waiver), provided that the Bank’s Security Interest shall remain in full force and effect as a second ranking security interest and shall be automatically reinstated as a first ranking security upon release of the Pledged Assets in accordance with Clause 8 (Release of Pledge), and promptly furnish to the Collateral Agent copies thereof; provided further that the Pledgor’s obligation to undertake reasonable endeavors that each Bank provide an Acknowledgement and Waiver shall cease 30 Business Days after the delivery of the Notification.

(c)

Notwithstanding any agreements in relation to the opening of new bank accounts, the Pledgor shall in respect of any new Bank Account which it holds after the date of this Agreement notify the relevant Bank of the Pledge(s) concurrently with the opening of such new Bank Account by a Notification and furnish to the Collateral Agent copies of the Notifications including sufficient evidence of dispatch, provided the Pledgor has received the relevant countersignature to such Notification from the Collateral Agent. In such cases, the Pledgor shall undertake reasonable endeavors that each of the Banks within 30 Business Days of service of the Notification provides an Acknowledgement and Waiver in accordance with paragraph (b) above, provided that the Bank’s Security Interest shall remain in full force and effect as a second ranking security interest and shall be automatically reinstated as a first ranking security upon release of the Pledged Assets in accordance with Clause 9, and promptly furnish to the Collateral Agent copies thereof; provided further that the Pledgor’s obligation to undertake reasonable endeavors that such a Bank provide an Acknowledgement and Waiver shall cease 30 Business Days after the delivery of the Notification.

(d)	The Collateral Agent is authorized to inform at any time any Bank of the existence of the Pledge and the terms of this Agreement.

3.	Representations and Warranties

Without prejudice and in addition to the representations and warranties under the other Senior Lien Debt Documents, the Pledgor hereby represents and warrants to each of the Pledgees that as of the A&R Effective Date:

(a)	no book-entry securities (Bucheffekten) within the meaning of the Swiss Federal Intermediated Securities Act are deposited in the Bank Accounts;

(b)

this Agreement constitutes legal, valid and binding obligations of the Pledgor and, subject to the satisfaction of any applicable perfection requirements (i) creates an effective and perfected Pledge, and (ii) is enforceable against the Pledgor in accordance with its terms; and

(c)

the Pledgor is the sole creditor and owner of the existing Pledged Assets, and the Pledged Assets are free and clear of any pledges, liens, encumbrances, rights of set-off or third party rights of any nature (whether in rem or in personam) other than the Pledge and the Bank’s Security Interests.

4.	Undertakings

Subject to the terms of the Senior Lien Debt Documents, the Pledgor hereby undertakes for as long as the Pledge remains in effect:

(a)	other than as permitted by this Agreement and the other Senior Lien Debt Documents, not to assign, sell, transfer or otherwise dispose of all or any part of the Pledged Assets or, subject to any Bank’s Security Interests, create any pledges, liens, rights of set-off or third party rights of any nature relating to its rights, claims, benefits and interest in and to the Bank Accounts;

(b)

not to take any action with respect to the Bank Accounts and the Pledged Assets that would, taken as a whole, materially and adversely affect (i) any rights of the Pledgees under this Agreement or any other Senior Lien Debt Document or (ii) the validity and enforceability of the Pledge; and

(c)	to promptly deliver to the Collateral Agent any acknowledgment of debt (Schuldschein), which evidences the Pledged Assets (if any),

provided that the foregoing undertakings shall not limit or restrict the Pledgor from taking any action which is permitted under the Senior Lien Debt Documents save if and to the extent that such action would affect the validity, ranking, priority, or enforceability of this Pledge.

5.	Enforcement of Pledge

(a)

In the event that an Event of Default has occurred which is continuing, the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees, shall have the right, but not the obligation to enforce the Pledge, at its discretion by either:

(i)	realizing the Pledge by forced sale pursuant to the DEBA;

(ii)

realizing the Pledge without regard to the provisions of the DEBA by private enforcement (private Verwertung) including a discretionary sale (Freihandverkauf) or, to the extent permitted, acquire the Pledged Assets in its own name and on its own account (Selbsteintritt);

(iii)	setting off the Pledged Assets against Secured Obligations irrespective of the identity of the creditor of the Secured Obligation; or

(iv)	enforcement proceedings pursuant to other applicable laws.

(b)

In the course of private enforcement (Private Verwertung), the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of the Pledgees, may either sell the Pledged Assets to a third party (Freihandverkauf) or acquire any and all or part of the Pledged Assets on its own or the Pledgees behalf (Selbsteintritt), in each case on arm’s length terms. Furthermore, the Collateral Agent may in its sole discretion apply all monies standing to the credit of the Bank Accounts and the Pledged Assets as though they were proceeds of an enforcement under this Agreement. The Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of the Pledgees, shall render an account to the Pledgor regarding the private enforcement.

(c)

With regard to private enforcement (Private Verwertung), the Pledgor hereby authorizes the Collateral Agent to be its attorney and in the Pledgor’s name and on its behalf to execute, deliver and perfect all documents and to do all things that are required or expedient in this respect.

(d)	The Parties agree in advance that a sale according to article 130 DEBA (Freihandverkauf) shall be permissible.

(e)

Failure by the Collateral Agent or by any other Pledgee to sell Pledged Assets or to exercise any right or remedy including the acceptance of partial or delinquent payments shall not result in any liability of the Collateral Agent or any other Pledgee and shall not prejudice any of the rights the Collateral Agent or any other Pledgee may have under this Agreement or any other Senior Lien Debt Document nor be a waiver of any obligation of the Pledgor hereunder and/or thereunder.

(f)

Notwithstanding the foregoing and notwithstanding the provision of article 41 DEBA, the Collateral Agent, acting in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of the Pledgees, is at liberty to institute or pursue the enforcement of the Secured Obligations pursuant to regular debt enforcement proceedings without having first realized the Pledge (waiver of the beneficium excussionis realis).

(g)	The Collateral Agent shall be entitled to enforce the Pledge in full or in part only. Partial enforcement shall not affect the Pledge on the remaining Pledged Assets.

(h)	The Pledgor hereby agrees that the Collateral Agent can instruct a third party to conduct the enforcement of the Pledge in its name and for its account.

6.	Application of Proceeds

Any proceeds received by the Collateral Agent or any other Pledgee under this Agreement, in particular in connection with the enforcement of the Pledge, shall be applied towards satisfaction of the Secured Obligations in accordance with the Pari Passu Intercreditor Agreement.

7.	Security for Third Party Obligations

7.1	Waiver of Legal Subrogation and Non-Accessory Security Rights

If and to the extent the Secured Obligations are not only owed by the Pledgor but also by third parties, and if and to the extent the Pledgor satisfies the Secured Obligations in full or in part (including by enforcement of the Pledge), the following provisions shall apply:

(a)

Until satisfaction of the Secured Obligations in full, the legal subrogation (gesetzlicher Forderungsübergang) pursuant to articles 110, 149 CO (or any other applicable provision) or under any other applicable law shall not apply. For the avoidance of doubt, the claim for indemnity (article 148 para. 2 CO) shall not be affected thereby.

(b)

The Pledgor may request the transfer to it of non-accessory security rights (nicht-akzessorische Sicherungsrechte) which have not been provided by the Pledgor only upon satisfaction of the Secured Obligations in full and only if and to the extent the respective security provider has approved the transfer to the Pledgor.

7.2	Limitation of Security

Notwithstanding anything to the contrary in this Agreement, the obligations of the Pledgor and the rights of the Pledgees and the Collateral Agent under this Agreement are subject to the following limitations:

(a)

If and to the extent that the security interest granted by the Pledgor under this Agreement secures obligations of its Affiliates which are not its wholly-owned direct or indirect Subsidiaries (the Restricted Obligations) and if using the proceeds from the enforcement of such security interest to discharge the Restricted Obligations would constitute a repayment of capital (Einlagerückgewähr), a violation of the legally protected reserves (gesetzlich geschützte Reserven), the repayment of statutory capital reserves (Rückzahlung von gesetzlichen Kapitalreserven) or the payment of a (constructive) dividend (Gewinnausschüttung) by the Pledgor or would otherwise be restricted under then applicable Swiss law, the proceeds from the enforcement of such security interest to be used to discharge the Restricted Obligations shall be limited to the amount of freely disposable equity (frei verwendbares Eigenkapital) (including, without limitation, any statutory reserves which can be transferred into unrestricted distributable reserves) of the Pledgor at the time of enforcement, as determined in accordance with Swiss law and Swiss accounting principles (the Swiss Maximum Amount), provided that this is a requirement under then applicable mandatory Swiss law and it is understood that such limitation shall not free the Pledgor from its obligations in excess of the Swiss Maximum Amount, but that it shall merely postpone the performance date of those obligations until such time or times as performance is again permitted.

(b)

Promptly after the enforcement of the security interest granted by the Pledgor under this Agreement (but in any event within not more than 30 Business Days after the relevant request having been made), the Pledgor shall (x) perform any obligations which are not affected by the above limitations, and (y) if and to the extent required by Applicable Law applicable to the Pledgor or reasonably requested by the Collateral Agent:

(i)

provide the Collateral Agent with an interim balance sheet audited by the statutory auditors of the Pledgor setting out the Swiss Maximum Amount and confirming that using the proceeds from the enforcement of such security interest to discharge the Restricted Obligations in an amount corresponding to the Swiss Maximum Amount is in compliance with the provisions of the applicable Swiss law;

(ii)	convert restricted reserves into reserves freely available for distribution as dividends (to the extent permitted by mandatory Swiss law); and

(iii)	take any further corporate and other action as may be required by law (such as board and shareholders’ approvals and the receipt of any confirmations from the

Pledgor’s statutory auditors) and other measures reasonably necessary to allow the Collateral Agent to use enforcement proceeds as agreed hereunder with a minimum of limitations.

(c)

In relation to the Restricted Obligations, the Pledgor shall (x) use its commercially reasonable efforts to ensure that enforcement proceeds can be used to discharge the Restricted Obligations without deduction of Swiss withholding tax, or with deduction of Swiss withholding tax at a reduced rate, by discharging the liability to such tax by notification pursuant to Applicable Law (including tax treaties) rather than payment of Swiss withholding tax; (y) to the extent such notification procedure is not available, the Collateral Agent undertakes to withhold from the enforcement proceeds of the Pledge an amount of Swiss withholding tax at the rate of 35 per cent. (or such other rate as is in force at that time), forward such amount to the Swiss Federal Tax Administration, within 10 Business Days after presentation by the Pledgor to the Collateral Agent of the relevant form of the Swiss Federal Tax Administration, it being specified that the Pledgor shall fill in and prepare the relevant form of the Swiss Federal Tax Administration and submit it to the Collateral Agent for approval, which approval shall not be unreasonably withheld; (z) promptly after a deduction for Swiss withholding tax is made as required by Applicable Law, use its commercially reasonable efforts to ensure that any person which is entitled to a full or partial refund of the Swiss withholding tax deducted from such enforcement proceeds, is in a position to be so refunded and in case it has received any refund of the Swiss withholding tax, pay such refund to the Collateral Agent promptly upon receipt thereof.

(d)

If the enforcement of Restricted Obligations would be limited due to the effects referred to in this Clause 7.2, then the Pledgor shall (x) to the extent permitted by Applicable Law, revalue and/or realize any of the Pledgor’s assets that are shown on its balance sheet with a book value that is significantly lower than the market value of such assets, in case of realisation, however, only if such assets are not necessary for the Pledgor’s business (nicht betriebsnotwendig) and (y) reduce the Pledgor’s share/quota capital to the minimum allowed under then Applicable Law.

8.	Release of Pledge

(a)

The Pledged Assets or, in case of a realization of (part of) the Pledged Assets, the remainder thereof, shall be released from the Pledge and returned to the Pledgor at the cost and risk of the Pledgor if and when (i) all Secured Obligations have been irrevocably paid and discharged in full and no further Secured Obligations are capable of arising in accordance with the terms of the Senior Lien Debt Documents, (ii) any other event occurs requiring a release of the Pledged Assets or (iii) as permitted by the Senior Lien Debt Documents.

(b)

Neither of the Collateral Agent nor the Pledgees will make, and neither of them shall be deemed to have made, any representation or warranty, whether express or implied, with respect to any Pledged Assets released from the Pledge and returned to the Pledgor under this Clause 8, except that at the date of such release of the Pledged Assets from the Pledge, such Pledged Assets are free and clear of any third-party rights arising from the Collateral Agent’s acts.

9.	Role of Collateral Agent

(a)

The Collateral Agent hereby confirms that each of the other Pledgees has appointed and each new Secured Party will appoint the Collateral Agent to act as its representative under and in connection with this Agreement pursuant to section 2.09 of the Pari Passu Intercreditor Agreement. In particular, each of the Pledgees has authorized, and each of the persons becoming a new Pledgee subsequent to this Agreement will authorize the Collateral Agent to exercise the rights, powers, authorities and discretions specifically given to the Collateral Agent under or in connection with this Agreement together with any other incidental rights, powers, authorities and discretions. The Pledgor acknowledges such rights and powers.

(b)

The Collateral Agent performs its rights and obligations under this Agreement and exercises the rights and obligations of the Pledgees hereunder in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name of and on behalf of the other Pledgees as direct representative (direkter Stellvertreter) and any action with respect to this Agreement taken by the Collateral Agent shall be construed as binding upon the Collateral Agent and each of the other Pledgees.

10.	Reinstatement

Where any discharge in respect of the Secured Obligations is made, in whole or in part, and any amount paid pursuant to any such discharge is avoided or reduced as a result of insolvency or any similar events, the respective Pledgees will have or continue to have a Secured Obligation and, in case the Pledged Assets have been released from the Pledge, the Pledgor shall undertake all actions that are necessary for the reinstatement of the Pledge, in particular the Pledgor shall redeliver the Pledged Assets. Such reinstatement shall, to the extent required, include a reinstatement of this Agreement and the Pledge shall continue as if there had been no discharge in respect of such Secured Obligations.

11.	Duration; Independence

(a)	The Pledge shall not cease to exist if the Secured Obligations have been discharged only partially or temporarily.

(b)

This Agreement shall create a continuing Pledge and no change, amendment, restatement or supplement whatsoever in the Senior Lien Debt Documents or in any document or agreement related to any of the other Senior Lien Debt Documents shall affect the validity or the scope of this Agreement and the Pledge nor the obligations which are imposed on the Pledgor pursuant to it.

(c)

This Agreement and the Pledge are independent from any other security interest or guarantee which may have been or will be entered into for the benefit of the Collateral Agent or any other Pledgee. None of such other security interest or guarantee shall prejudice, or shall be prejudiced by, or shall be merged in any way with this Agreement or the Pledge.

12.	Banking Secrecy Waiver

The Collateral Agent is hereby authorized vis-à -vis the Banks, irrevocably for as long as the Pledge exists, to obtain at any time from the Banks all requested information regarding the Bank Accounts held with the relevant Bank.

13.	General Provisions

13.1	No Waiver

No failure or delay by any Party in exercising any right, power or privilege granted under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13.2	Notices

(a)

All notices or other communications to be given under or in connection with this Agreement shall be made in writing and shall be delivered by hand, by registered mail (return receipt requested), by an internationally recognized courier, and with respect to notices or other communications addressed to the Collateral Agent, unless otherwise instructed by the Collateral Agent, by e-mail to the following addresses:

—	if to the Collateral Agent to:

Address:	Glencore Canada Corporation, 100 King Street West Suite 6900 Toronto, ON, M5X 1E3, Canada
Email:	legalnotices@glencore-us.com
Attention:	Legal Department

with a copy to:
Address:	Glencore International AG Baarermattstrasse 3, 6340 Baar, Switzerland
Email:	general.counsel@glencore.com
Attention:	General Counsel

with a copy to:
Address:	Weil, Gotshal & Manges LLP, 767 5th Avenue New York, NY 10153
Email:	Justin.D.Lee@weil.com, Heather.emmel@weil.com, David.Avery-Gee@weil.com, Nitin.Konchady@weil.com
Attention:	Justin Lee, Heather Emmel, David Avery-Gee, Nitin Konchady

—	if to Pledgor to:

Address:	Li-Cycle Europe AG, Neuhofstrasse 8, 6340 Baar, Switzerland
Email:	jens.emrich@li-cycle.com, legalnotices@li-cycle.com

Attention:	Jens Emrich

Address:	Li-Cycle Holdings Corp., 207 Queens Quay West, Suite 590 Toronto, Ontario M5J 1A7, Canada
Email:	ajay.kochhar@li-cycle.com
Attention:	Ajay Kochhar

with a copy to:
Address:	Freshfields US LLP, 3 World Trade Center 175 Greenwich Street New York, New York 10007
Email:	Andrea.Basham@Freshfields.com, Allison.Liff@Freshfields.com
Attention:	Andrea M. Basham, Allison R. Liff

or any substitute address or fax number as a party may notify to the other in accordance with the above by not less than five days’ notice.

(b)

Any notice to be given hereunder shall be given prior to the expiry of a term or deadline set forth in this Agreement or by applicable law, or the notice shall be deemed null and void. All notices, communications, documents or other information shall be effective upon receipt by the party to whom it is addressed irrespective of whether received prior to or after the expiry of such term or deadline (provided that the notice was timely and duly given in accordance with this Clause 13.2).

13.3	Entire Agreement

This Agreement, including the annexes and any other documents referred to herein, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and shall supersede all prior oral and written agreements or understandings of the Parties relating hereto. All references to this Agreement shall be deemed to include the annexes hereto.

13.4	Amendments and Waivers

This Agreement (including this Clause 13.4) may only be modified or amended by a document signed by all Parties. Any provision contained in this Agreement may only be waived by a document signed by the Party waiving such provision.

13.5	Transfer of Rights and Obligations

(a)	The Pledgor may not transfer or assign this Agreement or any rights or obligations hereunder without prior written consent of the Collateral Agent.

(b)	The Pledgees may transfer and assign any rights hereunder in accordance with the Senior Lien Debt Documents without the consent of the Pledgor or any other person to any third party.

(c)	Each new Secured Party which has become a party to the Pari Passu Intercreditor Agreement shall automatically become a party hereto (Vertragspartei), and thereby assume all rights and obligations of the Pledgees, to the extent that an existing Secured Party has transferred all or parts of its rights and obligations under the 2024 Note Purchase Agreement or the Initial Note Purchase Agreement, as the case may be, to that new Secured Party, and with such accession hereto each such new Secured Party automatically accepts its representation by the Collateral Agent pursuant to Clause 9 (Role of Collateral Agent). In case of a complete transfer of all of an existing Secured Party’s rights, benefits and obligations in accordance with the 2024 Note Purchase Agreement or the Initial Note Purchase Agreement, as the case may be, that existing Secured Party shall cease to be a party to this Agreement. The Pledgor explicitly consents to such a transfer of a contractual position (Vertragsübernahme).

13.6	Severability

Should any part or provision of this Agreement be, be held, or become illegal, invalid or unenforceable in any respect by any competent arbitral tribunal, court, governmental or administrative authority having jurisdiction, the legality, validity or enforceability of the remaining provisions of this Agreement shall nonetheless remain legal, valid and enforceable and not in any way be affected or impaired. In such case, the Parties shall replace the illegal, invalid or unenforceable provision with such valid and enforceable provision which best reflects the commercial and legal purpose of the replaced provision and shall execute all agreements and documents required in this connection.

14.	Governing Law and Jurisdiction

14.1	Governing Law

This Agreement and the Pledge shall be governed by and construed in accordance with the substantive laws of Switzerland.

14.2	Place of Jurisdiction

(a)

The exclusive place of jurisdiction for any dispute, claim or controversy arising under, out of or in connection with or related to the Agreement (or subsequent amendments thereof), including, without limitation, disputes, claims or controversies regarding its existence, validity, interpretation, performance, breach or termination, shall be the city of Zurich, Switzerland.

(b)

The Collateral Agent and each of the other Pledgees shall have the right to institute legal proceedings against the Pledgor before any other competent court or authority, in which case Swiss law shall nevertheless be applicable as provided in Clause 14.1.

[Signatures on next page]

[Agreement executed on its original date]

Pledgor: Li-Cycle Europe AG

Elewout Steven J. Depicker Director	[∎] Director

Pledgees and Collateral Agent:

Glencore Canada Corporation

in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement (as defined herein), and acting in its capacity as Collateral Agent in its own name and on its own behalf (including as creditor of the Parallel Debt) as well as in the name and on behalf of each of the other Pledgees as their direct representative (direkter Stellvertreter)

Name: Function:	Name: Function:

[Signature page of the Bank Account Pledge Agreement]

Annex 1 - List of Bank Accounts

[XXX]

Annex 2 - Form of Notification Letter for Bank Accounts

[XXX]

Annex 3 - Form of Acknowledgment and Waiver

[XXX]

Annex 3 - Amended and Restated Swiss Security Assignment Agreement

Security Assignment Agreement (Sicherungszession) originally dated as of May 31, 2024, as amended and restated as of December 9, 2024 by and between

Li-Cycle Europe AG Neuhofstrasse 8 6340 Baar Switzerland	(the Assignor)

and

Glencore Canada Corporation

100 King Street West, Suite 6900

Toronto, ON, M5X 1E3

Canada

in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement (as defined herein), and acting in its own name but on behalf and on account of the other Senior Lien Secured Parties

(the Collateral Agent)

regarding the assignment for security purposes of certain intercompany receivables of the Assignor

Whereas		4

1.	Definitions and References	5

1.1	Definitions	5

1.2	References	7

1.3	Conflicts with other Agreements	7

2.	Assignment of Intercompany Receivables	7

2.1	Object of Assignment	7

2.2	Secured Obligations	7

2.3	Collection of Intercompany Receivables	8

3.	Intercompany Receivables	8

3.1	Information	8

3.2	Notifications	8

4.	Representations and Warranties	9

5.	Undertakings	9

6.	Enforcement of Intercompany Receivables	10

7.	Application of Proceeds	11

8.	Security for Third Party Obligations	11

8.1	Waiver of Legal Subrogation and Non-Accessory Security Rights	11

8.2	Limitation of Security	11

9.	Release and Reassignment	13

10.	Role of Collateral Agent	13

11.	Reinstatement	14

12.	Duration; Independence	14

13.	General Provisions	14

13.1	No Waiver	14

13.2	Notices	14

13.3	Entire Agreement	16

13.4	Amendments and Waivers	16

13.5	Transfer of Rights and Obligations	16

13.6	Severability	16

14.	Governing Law and Jurisdiction	16

14.1	Governing Law	16

14.2	Place of Jurisdiction	16

Annex 1 - List of Intercompany Receivables		19

Annex 2 - Notification to Intercompany Receivables Debtors	20

This security assignment agreement (the Agreement) is amended and restated as of the A&R Effective Date and is made by and between:

(a)

Li-Cycle Europe AG, a corporation (Aktiengesellschaft) incorporated and organized under the laws of Switzerland, registered with the Commercial Register of the Canton of Zug under registration number CHE-276.781.098, with registered office at Neuhofstrasse 8, 6340 Baar, Switzerland, as assignor (the Assignor); and

(b)

Glencore Canada Corporation, a corporation incorporated and organized under the laws of the Province of Ontario, Canada, with registered office at 100 King Street West, Suite 6900, Toronto, ON, M5X 1E3, Canada, in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement (as defined herein) and acting in its own name but on behalf and on account of the other Senior Lien Secured Parties as their indirect representative (indirekter Stellvertreter) (the Collateral Agent, and together with the Assignor, the Parties, and each individually a Party).

Whereas

A.

Li-Cycle Holdings Corp. (the Issuer) has entered into an amended and restated note purchase agreement with Glencore Ltd. and the Collateral Agent, dated as of March 25, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the 2024 Note Purchase Agreement), pursuant to which the Issuer has agreed to issue and sell to the Collateral Agent a senior secured convertible note in a principal amount of $75,000,000 maturing on the fifth anniversary of the date of issuance of such senior secured convertible note (the 2024 Secured Note).

B.

In order to satisfy certain conditions subsequent of the 2024 Note Purchase Agreement and in order to provide security for each of the Secured Parties thereunder, the Assignor granted security for the Obligations (as defined in the 2024 Secured Note) in its Intercompany Receivables (as defined below).

C.

The Issuer has entered into a note purchase agreement with Glencore Ltd., dated as of May 5, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the Initial Note Purchase Agreement), pursuant to which the Issuer has agreed to issue and sell to the Collateral Agent a convertible note in a principal amount of $116,551,170.40 maturing on the fifth anniversary of December 9, 2024 (the 2022 Convertible Note).

D.

The obligations under the 2022 Convertible Note are intended to be secured by substantially the same collateral as the collateral that has been provided by the Assignor and the Issuer for the 2024 Secured Note, and such new security is intended to rank pari passu to the security granted in respect of the 2024 Secured Note. In this context, a pari passu intercreditor agreement (the Pari Passu Intercreditor Agreement) has been entered into on or around December 9, 2024 by and among, the Collateral Agent in its capacities as (i) Senior Note Collateral Agent and (ii) Initial Additional Secured Party, each additional Collateral Agent and Authorized Representative from time to time party thereto, and acknowledged and agreed to by Li-Cycle Holdings Corp. as Issuer and the Assignor as a Grantor and other subsidiaries of the Issuer as Grantors (unless otherwise defined herein, each term as defined therein).

E.

In order to achieve this purpose and satisfy relevant conditions of the 2022 Convertible Note, the Parties wish to also secure the 2022 Convertible Note, which shall rank pari passu with the existing security interest securing the 2024 Secured Note.

F.	The Collateral Agent has been duly appointed under section 2.09 of the Pari Passu Intercreditor Agreement to act in its own name but on behalf and for the account of the Secured Parties.

Now, therefore, the Parties agree as follows:

1.	Definitions and References

1.1	Definitions

Unless defined otherwise herein and except to the extent that the context requires otherwise, capitalized terms used in this Agreement shall have the meanings assigned to them in the Pari Passu Intercreditor Agreement.

2022 Convertible Note has the meaning set forth in Whereas Clause C.

2024 Note Purchase Agreement has the meaning set forth in Whereas Clause A.

2024 Secured Note has the meaning set forth in Whereas Clause A.

Agreement means this amended and restated security assignment agreement.

Amendment and Restatement Agreement means the security amendment and restatement agreement dated as of December 9, 2024 and entered into between the Assignor as security provider 1, Li-Cycle Holdings Corp. as security provider 2 and the Collateral Agent as senior note collateral agent and collateral agent.

A&R Effective Date has the meaning given to the term “Effective Date” in the Amendment and Restatement Agreement.

Assignment has the meaning set forth in Clause 2.1.

Assignor has the meaning set forth in the introductory paragraph of this Agreement.

Business Day means a Business Day as defined in the 2024 Secured Note, provided that Business Day shall only include any such day commercial banks in Zurich are open for normal business transactions.

Clause means any clause of this Agreement.

CO means the Swiss Code of Obligations (Schweizerisches Obligationenrecht) dated March 30, 1911, as amended and restated from time to time.

Collateral Agent has the meaning set forth in the introductory paragraph of this Agreement.

DEBA means the Swiss Federal Debt Enforcement and Bankruptcy Act (Bundesgesetz über Schuldbetreibung und Konkurs, SchKG) of April 11, 1889, as amended from time to time (SR 281.1).

Event of Default has the meaning given to it in the Pari Passu Intercreditor Agreement.

Group means Issuer and its Subsidiaries from time to time.

Initial Note Purchase Agreement has the meaning set forth in Whereas Clause C

Intercompany Receivables means any and all present and future Swiss law-governed monetary claims and receivables of the Assignor owed to it by a member of the Group, whether actual or contingent, whether due now or becoming due or owing hereafter, arising out of any loan granted or other credit extended as well as any rights and benefits relating thereto, including privileges and ancillary rights in respect thereof and any interest accruing thereon as well as any right to receive the proceeds of any security, warranty, indemnity or guarantee relating thereto, including those intercompany receivables set out in Annex 1, excluding any ancillary rights which are not assignable by law.

Issuer has the meaning set forth in Whereas Clause A.

Pari Passu Intercreditor Agreement has the meaning set forth in Whereas Clause D.

Parties or Party has the meaning set forth in the introductory paragraph of this Agreement.

Restricted Obligations has the meaning set forth in Clause 8.2.

Secured Obligations has the meaning given to the term “Senior Lien Obligations” in the Pari Passu Intercreditor Agreement.

Secured Parties has the meaning assigned to the term “Senior Lien Secured Parties” in the Pari Passu Intercreditor Agreement.

Senior Lien Debt Documents means any such document as defined in the Pari Passu Intercreditor Agreement.

Subsidiary means, in relation to any company or corporation, a company or corporation:

(a)	which is controlled, directly or indirectly, by the first mentioned company or corporation;

(b)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first mentioned company or corporation;

(c)	which is a Subsidiary of another Subsidiary of the first mentioned company or corporation; or

(d)	which must be consolidated in Group wide financial statements pursuant to the applicable accounting standards,

and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

Swiss Maximum Amount has the meaning set forth in Clause 8.2.

1.2	References

(a)	References to any agreement or document shall be construed as references to such agreements or documents as amended, novated, supplemented, extended or restated from time to time.

(b)	Any reference in this Agreement to the date of this Agreement is a reference to May 31, 2024.

1.3	Conflicts with other Agreements

Notwithstanding anything herein to the contrary, the security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent with respect to the Intercompany Receivables hereunder (including any representation and any undertaking) are subject to the provisions of the Pari Passu Intercreditor Agreement. In the event of any conflict or inconsistency between the terms of the Pari Passu Intercreditor Agreement, and the terms of this Agreement, the terms of the Pari Passu Intercreditor Agreement shall prevail and override anything in this Agreement to the contrary, save if and to the extent that the application of any such terms would affect the validity, ranking, priority or enforceability of the security interest created under this Agreement.

2.	Assignment of Intercompany Receivables

2.1	Object of Assignment

The Assignor hereby agrees to assign and hereby unconditionally assigns to the Collateral Agent by way of a general assignment (Globalzession), for the benefit of each Secured Party, all Intercompany Receivables, as a security (Sicherungszession) (the Assignment), effective as of the date hereof.

2.2	Secured Obligations

The Assignment of the Intercompany Receivables shall serve as a first ranking and continuing security for the prompt and complete payment, discharge and performance of any and all Secured Obligations, irrespective of (i) any intermediate discharge of any but not all of the Secured Obligations, (ii) any intermediate payment or increase of the amount of all or any part of the Secured Obligations, (iii) any transfer of rights and obligations by novation or otherwise from one Secured Party to another Secured Party under the Senior Lien Debt Documents and (iv) any change, amendment or supplement whatsoever in the Senior Lien Debt Documents unless and until the security is released in full by the Collateral Agent in accordance with the terms of this Agreement.

2.3	Collection of Intercompany Receivables

(a)

The Collateral Agent hereby authorizes the Assignor to collect or receive the Intercompany Receivables in the ordinary course of business and in accordance with the terms of such Intercompany Receivable.

(b)

Upon delivery of a written notice from the Collateral Agent to the Assignor and the occurrence and during the continuation of an Event of Default, the Assignor’s authority to collect the Intercompany Receivables granted by the Collateral Agent shall cease immediately and the Assignor shall not be entitled to collect the Intercompany Receivables without the Collateral Agent’s prior written consent. Irrespective of whether an Event of Default has occurred which is continuing, the Collateral Agent may restrict the Assignor’s authority to collect the Intercompany Receivables in any way at any time if the Assignor is in breach of any of its obligations, or any representation or warranty given, under the Senior Lien Debt Documents.

(c)	The Collateral Agent shall not be liable for any damage or loss due to any delayed collection of Intercompany Receivables.

3.	Intercompany Receivables

3.1	Information

(a)

The Assignor shall submit to the Collateral Agent, (i) on the date hereof, (ii) upon reasonable request by the Collateral Agent and (iii) promptly upon the occurrence of an Event of Default which is continuing, a list setting forth all then existing Intercompany Receivables, the names of the debtors, the contract date and the amounts outstanding under the Intercompany Receivables (the List of Intercompany Receivables), such List of Intercompany Receivables to be substantially in the form of Annex 1. Upon request by the Collateral Agent, the Assignor shall supplement the List of Intercompany Receivables with details of the underlying contracts.

(b)

It is understood and agreed that all Intercompany Receivables are assigned to the Collateral Agent regardless of whether they are included in the List of Intercompany Receivables and regardless of whether the List of Intercompany Receivables is delivered by the Assignor.

3.2	Notifications

(a)

The Assignor further shall furnish to the Collateral Agent within 10 (ten) Business Days of the date a Intercompany Receivable has been created a copy of a notification letter to the relevant debtor, substantially in the form of Annex 2, duly executed by the Assignor and duly countersigned by the respective debtor of the Intercompany Receivables.

(b)

Prior to the occurrence of an Event of Default which is continuing and without prejudice to paragraph (a) above, the Collateral Agent may notify, and may request the Assignor to notify, the debtors of the Intercompany Receivables as to the Assignment if and to the extent such notification is necessary for protecting or pursuing its rights under this Agreement and the Assignor shall for purposes of such notification promptly upon request submit to the Collateral Agent an up-to-date List of Intercompany Receivables.

4.	Representations and Warranties

Without prejudice and in addition to the representations and warranties under the other Senior Lien Debt Documents, the Assignor hereby represents and warrants to the Collateral Agent that as of the A&R Effective Date:

(a)	Annex 1 is correct as of the date of this Agreement; and

(b)

this Agreement constitutes legal, valid and binding obligations of the Assignor and, subject to the satisfaction of any applicable perfection requirement (i) is an effective and perfected Assignment and (ii) is enforceable against the Assignor in accordance with its terms.

5.	Undertakings

Subject to the terms of the Senior Lien Debt Documents, the Assignor hereby undertakes for as long as this Agreement remains in effect:

(a)

to promptly enter into, execute and perfect, and to procure the prompt entry into, execution and perfection of, any additional agreement or document and to take all action required to create or maintain a valid and binding Assignment;

(b)	to deliver to the Collateral Agent any and all acknowledgements of debt (Schuldscheine) relating to the Intercompany Receivables;

(c)

not to enter into any particular or general assignment with respect to the Intercompany Receivables for the benefit of any third party or any agreement that provides for the non-assignability of Intercompany Receivables or the assignability subject to the prior consent of a third party resulting from such agreement; and

(d)

not to take any action with respect to the Assignment or the Intercompany Receivables that would, taken as a whole, materially and adversely affect (i) any rights of the Collateral Agent under this Agreement or any other Senior Lien Debt Document or (ii) the validity and enforceability of the Assignment, provided that the foregoing undertakings shall not limit or restrict the Assignor from taking any action which is permitted under the Senior Lien Debt Documents save if and to the extent that such action would affect the validity, ranking, priority or enforceability of the security interest created under this Agreement.

6.	Enforcement of Intercompany Receivables

(a)

In the event that an Event of Default has occurred which is continuing, the Collateral Agent shall have the right, but not the obligation, to realize the Assignment and to take all actions for purposes of such realization, at its discretion, by either:

(i)	notifying the debtors of the Intercompany Receivables as to the Assignment and/or the realization of the Intercompany Receivables at any time;

(ii)	taking all actions appropriate for the purpose of making any Intercompany Receivable become due;

(iii)

agreeing with any debtor of an Intercompany Receivable on all actions and agreements as the Collateral Agent shall in its reasonable discretion determine to be appropriate for the collection of such Intercompany Receivable, including, without limitation, granting discounts on payments and entering into settlements with respect to such Intercompany Receivables;

(iv)

demanding that the Assignor collects the Intercompany Receivables, in whole or in part, in accordance with the written instructions of the Collateral Agent, in which event the Assignor shall immediately transfer and deliver to the Collateral Agent all monies received in connection with such collection;

(v)

undertaking on its own initiative any acts the Collateral Agent deems appropriate to collect any Intercompany Receivable and request the Assignor to co-operate with the Collateral Agent in any such action;

(vi)

requesting the Assignor to indicate on each invoice that is sent to a debtor of an Intercompany Receivable that payment is to be made into specific bank accounts designated by the Collateral Agent; and/or

(vii)	enforcing the Intercompany Receivables by either:

(A)	collection of the Intercompany Receivables directly from the respective debtor and/or realization of any ancillary right attached to any of the Intercompany Receivables; or

(B)

liquidation of the Intercompany Receivables in full or in part through private sale (Private Verwertung) or acquiring the Intercompany Receivables for its own account at a fair value (Selbsteintritt), in each case without having to initiate proceedings under, and without regard to the formalities provided in, the DEBA.

(b)

Notwithstanding the foregoing the Collateral Agent is at liberty to institute or pursue the enforcement of the Secured Obligations pursuant to regular debt enforcement proceedings without having first realized the Intercompany Receivables or instituted proceedings for the realization of the Intercompany Receivables (waiver of the beneficium excussionis realis).

(c)

Following the occurrence of an Event of Default, the Collateral Agent shall be entitled to request the Assignor to exercise strictly in accordance with the instructions of the Collateral Agent any right belonging to the Assignor that may impact the Intercompany Receivables but that could not be transferred with the Intercompany Receivables (such as the right to claim payment under any security given for Intercompany Receivables that could not be transferred with the Intercompany Receivables).

(d)

Following the occurrence of an Event of Default, the Collateral Agent shall be entitled to request the Assignor to cooperate (at its own costs) with the Collateral Agent with a view to the collection of any Intercompany Receivable. In particular, the Assignor shall assist the Collateral Agent in any proceedings brought by the Collateral Agent against any debtor of an Intercompany Receivable or any third party in relation to any Intercompany Receivable.

(e)	The Assignor agrees that the Collateral Agent can instruct a third party to conduct the enforcement of the Intercompany Receivables in its name and for its account.

7.	Application of Proceeds

Any proceeds received by the Collateral Agent under this Agreement, in particular in connection with the enforcement of the Assignment, shall be applied towards satisfaction of the Secured Obligations in accordance with the Pari Passu Intercreditor Agreement.

8.	Security for Third Party Obligations

8.1	Waiver of Legal Subrogation and Non-Accessory Security Rights

If and to the extent the Secured Obligations are not only owed by the Assignor but also by third parties, and if and to the extent the Assignor satisfies the Secured Obligations in full or in part (including by enforcement of the Assignment), the following provisions shall apply:

(a)

Until satisfaction of the Secured Obligations in full, the legal subrogation (gesetzlicher Forderungsübergang) pursuant to articles 110, 149 CO (or any other applicable provision) or under any other applicable law shall not apply. For the avoidance of doubt, the claim for indemnity (article 148 para. 2 CO) shall not be affected thereby.

(b)

The Assignor may request the transfer to it of non-accessory security rights (nicht-akzessorische Sicherungsrechte) which have not been provided by the Assignor only upon satisfaction of the Secured Obligations in full and only if and to the extent the respective security provider has approved the transfer to the Assignor.

8.2	Limitation of Security

Notwithstanding anything to the contrary in this Agreement, the obligations of the Assignor and the rights of the Collateral Agent under this Agreement are subject to the following limitations:

(a)	If and to the extent that the security interest granted by the Assignor under this Agreement secures obligations of its Affiliates which are not its wholly-owned direct or indirect

Subsidiaries (the Restricted Obligations) and if using the proceeds from the enforcement of such security interest to discharge the Restricted Obligations would constitute a repayment of capital (Einlagerückgewähr), a violation of the legally protected reserves (gesetzlich geschützte Reserven), the repayment of statutory capital reserves (Rückzahlung von gesetzlichen Kapitalreserven) or the payment of a (constructive) dividend (Gewinnausschüttung) by the Assignor or would otherwise be restricted under then applicable Swiss law, the proceeds from the enforcement of such security interest to be used to discharge the Restricted Obligations shall be limited to the amount of freely disposable equity (frei verwendbares Eigenkapital) (including, without limitation, any statutory reserves which can be transferred into unrestricted distributable reserves) of the Assignor at the time of enforcement, as determined in accordance with Swiss law and Swiss accounting principles (the Swiss Maximum Amount), provided that this is a requirement under then applicable mandatory Swiss law and it is understood that such limitation shall not free the Assignor from its obligations in excess of the Swiss Maximum Amount, but that it shall merely postpone the performance date of those obligations until such time or times as performance is again permitted.

(b)

Promptly after the enforcement of the security interest granted by the Assignor under this Agreement (but in any event within not more than 30 Business Days after the relevant request having been made), the Assignor shall (x) perform any obligations which are not affected by the above limitations, and (y) if and to the extent required by Applicable Law applicable to the Assignor or reasonably requested by the Collateral Agent:

(i)

provide the Collateral Agent with an interim balance sheet audited by the statutory auditors of the Assignor setting out the Swiss Maximum Amount and confirming that using the proceeds from the enforcement of such security interest to discharge the Restricted Obligations in an amount corresponding to the Swiss Maximum Amount is in compliance with the provisions of the applicable Swiss law;

(ii)	convert restricted reserves into reserves freely available for distribution as dividends (to the extent permitted by mandatory Swiss law); and

(iii)

take any further corporate and other action as may be required by law (such as board and shareholders’ approvals and the receipt of any confirmations from the Assignor’s statutory auditors) and other measures reasonably necessary to allow the Collateral Agent to use enforcement proceeds as agreed hereunder with a minimum of limitations.

(c)

In relation to the Restricted Obligations, the Assignor shall (x) use its commercially reasonable efforts to ensure that enforcement proceeds can be used to discharge the Restricted Obligations without deduction of Swiss withholding tax, or with deduction of Swiss withholding tax at a reduced rate, by discharging the liability to such tax by notification pursuant to Applicable Law (including tax treaties) rather than payment of Swiss withholding tax; (y) to the extent such notification procedure is not available, the Collateral Agent undertakes to withhold from the enforcement proceeds of the security interest an amount of Swiss withholding tax at the rate of 35 per cent. (or such other rate as is in force at that time), forward such amount to the Swiss Federal Tax Administration, within 10 Business Days after presentation by the Assignor to the Collateral Agent of the relevant form of the Swiss Federal Tax Administration, it being specified that the Assignor shall fill in and prepare the relevant form of the Swiss Federal Tax Administration and submit it to the Collateral Agent for approval, which approval shall not be unreasonably withheld; (z) promptly after a deduction for Swiss withholding tax is made as required by Applicable Law, use its commercially reasonable efforts to ensure that any person which is entitled to a full or partial refund of the Swiss withholding tax deducted from such enforcement proceeds, is in a position to be so refunded and in case it has received any refund of the Swiss withholding tax, pay such refund to the Collateral Agent promptly upon receipt thereof.

(d)

If the enforcement of Restricted Obligations would be limited due to the effects referred to in this Clause 8.2, then the Assignor shall (x) to the extent permitted by Applicable Law, revalue and/or realize any of the Assignor’s assets that are shown on its balance sheet with a book value that is significantly lower than the market value of such assets, in case of realisation, however, only if such assets are not necessary for the Assignor’s business (nicht betriebsnotwendig) and (y) reduce the Assignor’s share/quota capital to the minimum allowed under then Applicable Law.

9.	Release and Reassignment

(a)

The Intercompany Receivables or, in case of enforcement of some but not all the Intercompany Receivables, the remainder thereof, shall be released by the Collateral Agent from the Assignment and reassigned by the Collateral Agent to the Assignor at the cost and risk of the Assignor, if and when (i) all Secured Obligations have been irrevocably paid and discharged in full and no further Secured Obligations are capable of arising in accordance with the terms of the Senior Lien Debt Documents, (ii) any other event occurs requiring a release of the Intercompany Receivables or (iii) as permitted by the Senior Lien Debt Documents.

(b)

The Collateral Agent will not make, and shall not be deemed to have made, any representation or warranty, whether express or implied, with respect to the Intercompany Receivables that will be reassigned under this Clause 9, except that at the date of such reassignment of the Intercompany Receivables, such Intercompany Receivables are free and clear of any and all liens, charges and encumbrances arising from the Collateral Agent’s acts.

10.	Role of Collateral Agent

(a)

The Collateral Agent hereby confirms that each of the other Secured Parties has appointed and each new Secured Party will appoint the Collateral Agent to act as Collateral Agent in its own name but on behalf and on account of each of the other Secured Parties pursuant to section 2.09 of the Pari Passu Intercreditor Agreement. In particular, each of the Secured Parties has authorized, and each of the persons becoming a new Secured Party subsequent to this Agreement will authorize the Collateral Agent to exercise the rights, powers, authorities and discretions specifically given to the Collateral Agent under or in connection with this Agreement together with any other incidental rights, powers, authorities and discretions. The Assignor acknowledges such rights and powers.

(b)	The Collateral Agent performs its rights and obligations under this Agreement as Collateral Agent in its own name but on behalf and on account of each of the other Secured Parties.

11.	Reinstatement

Where any discharge in respect of the Secured Obligations is made, in whole or in part, and any amount paid pursuant to any such discharge is avoided or reduced as a result of insolvency or any similar events, the respective Secured Parties, will have or continue to have a Secured Obligation and, in case the Assignment has been released and the Intercompany Receivables reassigned to the Assignor, the Assignor shall undertake all actions that are necessary for the reinstatement of the Assignment, in particular the Assignor shall return and assign (as the case may be) the Intercompany Receivables. Such reinstatement shall, to the extent required, include a reinstatement of this Agreement and the Assignment shall continue as if there had been no discharge in respect of such Secured Obligations.

12.	Duration; Independence

(a)	The security interest created hereunder shall not cease to exist if the Secured Obligations have been discharged only partially or temporarily.

(b)

This Agreement shall create a continuing security interest and no change, amendment, restatement or supplement whatsoever in the Senior Lien Debt Documents or in any document or agreement related to any of the other Senior Lien Debt Documents shall affect the validity or the scope of this Agreement and the security interest granted hereunder nor the obligations which are imposed on the Assignor pursuant to it.

(c)

This Agreement and the security interest granted hereunder are independent from any other security interest or guarantee which may have been or will be entered into for the benefit of the Collateral Agent or any other Secured Party. None of such other security interest or guarantee shall prejudice, or shall be prejudiced by, or shall be merged in any way with this Agreement or the security interest granted hereunder.

13.	General Provisions

13.1	No Waiver

No failure or delay by any Party in exercising any right, power or privilege granted under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13.2	Notices

(a)

All notices or other communications to be given under or in connection with this Agreement shall be made in writing and shall be delivered by hand, by registered mail (return receipt requested), by an internationally recognized courier, and with respect to notices or other communications addressed to the Collateral Agent, unless otherwise instructed by the Collateral Agent, by e-mail to the following addresses:

—	if to the Collateral Agent to:

Address:	Glencore Canada Corporation, 100 King Street West Suite 6900 Toronto, ON, M5X 1E3, Canada
Email:	legalnotices@glencore-us.com
Attention:	Legal Department

with a copy to:
Address:	Glencore International AG Baarermattstrasse 3, 6340 Baar, Switzerland
Email:	general.counsel@glencore.com
Attention:	General Counsel

with a copy to:
Address:	Weil, Gotshal & Manges LLP, 767 5th Avenue New York, NY 10153
Email:	Justin.D.Lee@weil.com, Heather.emmel@weil.com, David.Avery-Gee@weil.com, Nitin.Konchady@weil.com
Attention:	Justin Lee, Heather Emmel, David Avery-Gee, Nitin Konchady

—	if to Assignor to:

Address:	Li-Cycle Europe AG, Neuhofstrasse 8, 6340 Baar, Switzerland
Email:	jens.emrich@li-cycle.com, legalnotices@li-cycle.com
Attention:	Jens Emrich

Address:	Li-Cycle Holdings Corp., 207 Queens Quay West, Suite 590 Toronto, Ontario M5J 1A7, Canada
Email:	ajay.kochhar@li-cycle.com
Attention:	Ajay Kochhar

with a copy to:
Address:	Freshfields US LLP, 3 World Trade Center 175 Greenwich Street New York, New York 10007
Email:	Andrea.Basham@Freshfields.com, Allison.Liff@Freshfields.com
Attention:	Andrea M. Basham, Allison R. Liff

or any substitute address or fax number as a party may notify to the other in accordance with the above by not less than five days’ notice.

(b)

Any notice to be given hereunder shall be given prior to the expiry of a term or deadline set forth in this Agreement or by applicable law, or the notice shall be deemed null and void. All notices, communications, documents or other information shall be effective upon receipt by the party to whom it is addressed irrespective of whether received prior to or after the expiry of such term or deadline (provided that the notice was timely and duly given in accordance with this Clause 13.2).

13.3	Entire Agreement

This Agreement, including the annexes and any other documents referred to herein, constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof, and shall supersede all prior oral and written agreements or understandings of the Parties relating hereto. All references to this Agreement shall be deemed to include the annexes hereto.

13.4	Amendments and Waivers

This Agreement (including this Clause 13.4) may only be modified or amended by a document signed by all Parties. Any provision contained in this Agreement may only be waived by a document signed by the Party waiving such provision.

13.5	Transfer of Rights and Obligations

(a)	The Assignor may not transfer or assign this Agreement or any rights or obligations hereunder without prior written consent of the Collateral Agent.

(b)

The Collateral Agent may transfer and assign this Agreement or any rights or obligations hereunder in accordance with the Senior Lien Debt Documents without the consent of the Assignor or any other person to any third party.

13.6	Severability

Should any part or provision of this Agreement be, be held, or become illegal, invalid or unenforceable in any respect by any competent arbitral tribunal, court, governmental or administrative authority having jurisdiction, the legality, validity or enforceability of the remaining provisions of this Agreement shall nonetheless remain legal, valid and enforceable and not in any way be affected or impaired. In such case, the Parties shall replace the illegal, invalid or unenforceable provision with such valid and enforceable provision which best reflects the commercial and legal purpose of the replaced provision and shall execute all agreements and documents required in this connection.

14.	Governing Law and Jurisdiction

14.1	Governing Law

This Agreement and the Assignment shall be governed by and construed in accordance with the substantive laws of Switzerland.

14.2	Place of Jurisdiction

(a)

The exclusive place of jurisdiction for any dispute, claim or controversy arising under, out of or in connection with or related to the Agreement (or subsequent amendments thereof), including, without limitation, disputes, claims or controversies regarding its existence, validity, interpretation, performance, breach or termination, shall be the city of Zurich, Switzerland.

(b)

The Collateral Agent in addition shall have the right to institute legal proceedings against the Assignor before any other competent court or authority, in which case Swiss law shall nevertheless be applicable as provided in Clause 14.1.

[Signatures on next page]

[Agreement executed on its original date]

Assignor: Li-Cycle Europe AG
Elewout Steven J. Depicker Director	[●] Director

Collateral Agent:

Glencore Canada Corporation

in its capacity as Collateral Agent under the Pari Passu Intercreditor Agreement, and acting in its capacity as Collateral Agent in its own name but on behalf and on account of the other Secured Parties

Name: Function:	Name: Function:

[Signature Page for the Security Assignment Agreement]

Annex 1 - List of Intercompany Receivables

[XXX]

Annex 2 - Notification to Intercompany Receivables Debtors

[XXX]

Annex 2.1: Notification of Enforcement to Intercompany Receivables Debtors

[XXX]